                                 EXHIBIT 10.6
                        Modification Services Agreement


Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

                         MODIFICATION SERVICES AGREEMENT
                                     BETWEEN

                          MCDONNELL DOUGLAS CORPORATION

                                       AND

                           FEDERAL EXPRESS CORPORATION

                            DOCUMENT NO. DAC 96-29-M

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                         TABLE OF CONTENTS


         RECITALS. . . . . . . . . . . . . . . . . . . . . .1-0
     1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . .1-1
     2.  SCOPE OF SERVICES . . . . . . . . . . . . . . . . .2-1
     3.  ADDITIONAL SERVICES . . . . . . . . . . . . . . . .3-1
     4.  PRICE AND PAYMENT . . . . . . . . . . . . . . . . .4-1
     5.  DELIVERY OF SERVICES. . . . . . . . . . . . . . . .5-1
     6.  TAXES, CUSTOMS, DUTIES. . . . . . . . . . . . . . .6-1
     7.  EXCUSABLE DELAYS. . . . . . . . . . . . . . . . . .7-1
     8.  WARRANTY. . . . . . . . . . . . . . . . . . . . . .8-1
     9.  INDEMNIFICATION . . . . . . . . . . . . . . . . . .9-1
     10. TECHNICAL DATA. . . . . . . . . . . . . . . . . . .10-1
     11. NOTICES . . . . . . . . . . . . . . . . . . . . . .11-1
     12. ASSIGNMENT. . . . . . . . . . . . . . . . . . . . .12-1
     13. SPECIFICATION CHANGES . . . . . . . . . . . . . . .13-1
     14. DOCUMENTATION . . . . . . . . . . . . . . . . . . .14-1
     15. APPLICABLE LAW AND VARIANCES. . . . . . . . . . . .15-1
     16. TRAINING. . . . . . . . . . . . . . . . . . . . . .16-1
     17. SIMULATOR . . . . . . . . . . . . . . . . . . . . .17-1
     18. PARTS, MATERIALS, AND SUPPLIES. . . . . . . . . . .18-1
     19. FEDERAL EXPRESS SUPPLIED PARTS. . . . . . . . . . .19-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     20. REGULATORY REQUIREMENTS . . . . . . . . . . . . . .20-1
     21. ACF SYSTEM VALIDATION AND CERTIFICATION TEST. . . .21-1
     22. INSURANCE . . . . . . . . . . . . . . . . . . . . .22-1
     23. INSPECTION, DEMONSTRATION, ACCEPTANCE AND DELIVERY.23-1
     24. INTENTIONALLY DELETED . . . . . . . . . . . . . . .24-1
     25. DEFAULT AND REMEDIES. . . . . . . . . . . . . . . .25-1
     26. PRODUCT SUPPORT . . . . . . . . . . . . . . . . . .26-1
     27. OUTSIDE SERVICES. . . . . . . . . . . . . . . . . .27-1
     28. RECORDS . . . . . . . . . . . . . . . . . . . . . .28-1
     29. ONSITE REPRESENTATION . . . . . . . . . . . . . . .29-1
     30. PATENT PROTECTION . . . . . . . . . . . . . . . . .30-1
     31. CERTIFICATION . . . . . . . . . . . . . . . . . . .31-1
     32. MARKETING ASSISTANCE. . . . . . . . . . . . . . . .32-1
     33. INTERFACE . . . . . . . . . . . . . . . . . . . . .33-1
     34. TITLE . . . . . . . . . . . . . . . . . . . . . . .34-1
     35. QUALITY AND STANDARDS . . . . . . . . . . . . . . .35-1
     36. PUBLIC DISCLOSURE . . . . . . . . . . . . . . . . .36-1
     37. MISCELLANEOUS . . . . . . . . . . . . . . . . . . .37-1
     38. AFFIRMATIVE ACTION. . . . . . . . . . . . . . . . .38-1
     39. CONDITION PRECEDENT . . . . . . . . . . . . . . . .39-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          EXHIBITS

Exhibit A.     Top Specification (95-052)
Exhibit B.     Passenger to Freighter (P-F) Conversion  (95-051)
Exhibit C.     Standardization  (95-053)
Exhibit D.     DC-10 Advanced Common Flight Deck (ACF)  (95-054)
Exhibit E.     Reliability Improvement Package  (95-055)
Exhibit F.     Refurbish & Restoration (Supermod) Package  (95-056)
Exhibit G.     Main Deck Cargo Loading System (96-024)
Exhibit H.     Initial Heavy Maintenance Check (96-044)
Exhibit I.     Rigid Cargo Barrier and Forward Cabin Courier
               Area (96-051)
Exhibit J.     Lower Deck Cargo Loading System (96-052)
Exhibit K.     Price
Exhibit L.     Payment Schedule
Exhibit M.     Dispatch Reliability
Exhibit N.     Escalation
Exhibit O.     Schedule
Exhibit P.     Federal Express Supplied Parts, Federal
               Express Technical Data and Schedule
Exhibit Q.     Aircraft Delivery Receipt
Exhibit R.     Certificate of Acceptance
Exhibit S.     ASR
Exhibit T.     Supplier Change Proposal (SCP)

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

RELATED DOCUMENTS

Letter Agreement No. 1  [ * ]
Letter Agreement No. 2   (Training Services)
Storage  (A00036B)
Simulator Data License Agreement (A00008B)
[ * ]


**Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M


                         MODIFICATION SERVICES AGREEMENT

                            DOCUMENT NO. DAC 96-29-M


     THIS MODIFICATION SERVICES AGREEMENT NO. DAC 96-29-M ("AGREEMENT") is entered into as of this 16th day of September 1996, by and between McDonnell Douglas Corporation, a Maryland corporation having an office in the city of Long Beach, California ("MDC") and Federal Express Corporation, a Delaware Corporation, having its principal place of business in the city of Memphis, Tennessee ("Federal Express").

                                    RECITALS

                 WHEREAS, Federal Express contemplates entering into a purchase agreement with American Airlines (the "American Purchase Agreement") to purchase certain DC-10-10 aircraft;

                 WHEREAS, Federal Express contemplates entering into a purchase agreement with United Airlines (the "United Purchase Agreement") to purchase certain DC-10-10 aircraft;

                 WHEREAS, Federal Express desires to incorporate certain modifications in its DC-10 aircraft and MDC desires to perform such modifications;

                 NOW THEREFORE, in consideration of the mutual covenants contained herein, MDC and Federal Express agree as follows:


                                       1-0

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

1)        DEFINITIONS

          Unless otherwise indicated, paragraph and Article numbers referred to herein will mean paragraphs and Articles of this Agreement. As used within this Agreement and ASR forms which may be issued hereunder, the following terms will have the meanings set forth below (terms defined in the singular will have the same meaning when used in the plural and vice versa), unless some other meaning is apparent from the context in which the words and terms are used:

     TERMS                                        MEANING
     --------------------------------------------------------------------------

     Additional Services      Any additional maintenance, modification or other
                              services other than those described in or required by the Specification which may be requested by Federal Express at any time and which, when agreed to by Federal Express and MDC, shall become part of the Services.

     Additional Services      A document in the form of Exhibit S which,  when
     Request Form (ASR)       signed by Federal Express and MDC, shall amend
     or Additional Work       this Agreement include to MDC's performance of the
     Form or "ASR"            Additional Services set forth therein in respect
                              of the Aircraft specified therein.

     Advanced Common Flight   Modification to DC-10-10 and DC-10-30 series
     Deck (ACF Modification)  aircraft in accordance with Engineering Report 95-
                              054 revision C attached as Exhibit D, which constitutes a part of the Services.

     Agreement                This Modification Services Agreement between MDC
                              and Federal Express, Document No. DAC 96-29-M, including all Exhibits attached hereto and all other documents incorporated therein as amended or supplemented from time to time pursuant to the terms thereof.


                                       1-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Aircraft Each of the Federal Express DC-10 series aircraft on which MDC will perform the Services provided for in this Agreement. A list of such aircraft is set forth in the Schedule.


     Aircraft Delivery        A receipt in the form of Exhibit Q executed by MDC
     Receipt                  and delivered to Federal Express concurrently with
                              the delivery of an Aircraft to MDC for
                              modification and performance of the Services.

     Aircraft Maintenance Log A document used to record the following with respect to an Aircraft: (I) the periodic and corrective maintenance accomplished on such Aircraft, (II) information items detected during the performance of the Services, (III) deferred discrepancies and pilot reports, (IV) mechanical discrepancies discovered during the performance of Services on such Aircraft and not otherwise documented on a SNRM or ASR and (V) the airworthiness release of such Aircraft for service.

     Aircraft Position        The sequential aircraft positions to which
                              specific Aircraft may be assigned in accordance with Article 2 and the Schedule.

     Aircraft Visit           The period from Delivery of an  Aircraft to MDC to
                              Redelivery of such Aircraft to Federal Express.

     Baseline Functionality   All required Functionality needed to satisfy the
                              requirements of the Specifications, and regulatory
                              (including, but not limited to, FAA) approval of the type design of the Aircraft (i.e. includes functionality not expressly contained in the Specifications but required to complete type approval by all applicable regulatory authorities).

                                       1-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Business Day             Any day other than a Saturday, Sunday or other day
                              on which commercial banking institutions in New
                              York, New York, Memphis, Tennessee or Long Beach,
                              California are authorized or required by law to close. Unless the term "Business Day" is used, the word day shall refer to calendar days.

     Certificate of           A certificate of acceptance substantially in the
     Acceptance               form of Exhibit R hereto which shall be issued by
                              Federal Express to MDC upon completion of the Services and Redelivery of each Aircraft.

     Conversion Facility      A conversion facility in Phoenix, Arizona or Moses
                              Lake, Washington or Tucson, Arizona, or such other facility or MDC's subcontractor facility as MDC may select, subject to the written consent of Federal Express which consent shall not be unreasonably withheld. By no later than September
                              30, 1996, MDC shall select a facility and henceforth the term Conversion Facility shall mean the facility selected.

     Customer Requested       Additional functions required by Federal Express
     Functionality Changes    that are not included in Baseline Functionality,
                              and not required by regulatory constraints.

     Delivery Date or         The date of delivery by Federal Express of the
     Delivery                 applicable Aircraft to the Conversion Facility for
                              commencement of the Services and acceptance thereof by MDC pursuant to an Aircraft Delivery
                              Receipt in accordance with Exhibit Q.

     Engineering              A document reviewed and approved by Federal
     Authorization (EA)       Express' engineering division providing immediate
                              and specific instructions and authorization for:
                              (1) one-time major or minor repair; (2) one-time major or minor modification; (3) one-time material substitution; or (4) immediate deviations from technical manuals.


                                       1-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Engineering  Orders (EO) A document established by Federal Express that:
                              (1) provides the rationale, instruction, and
                              authorization necessary to effect modifications, special inspections and repairs to an Aircraft; and/or (2) authorizes the accomplishment of service evaluations, airworthiness directives or manufacturers' service bulletins; and/or (3) controls and documents the modification, inspection and repair processes.

     Expendable and           Required shop supplies (e.g., wiping rags, sanding
     Consumable  Materials    discs, masking tapes, masking paper, greases,
                              sealants, expendable tools and standard hardware including, but not limited to, fasteners and aerospace standard parts) consumed or used during the Services but which shall be supplied at no additional charge to Federal Express.

     FAA The Federal Aviation Administration of the United States or any successor thereto.

     FARs                     Federal Aviation Regulations.

     Federal Express          Federal Express' authorized and approved drawings.
     Drawings

     Federal Express          Federal Express' on-site project manager or
     Representative           designee.

     Federal Express          Parts supplied by Federal Express, including,
     Supplied Parts           but not limited to, the kits furnished by Federal
                              Express which are listed in Exhibit P dated
                              September 5, 1996 (sometimes also referred to as "Buyer Furnished Equipment" or "BFE").

     Federal Express          Federal Express Technical Data and other
     Supplied Services        services supplied by Federal Express in connection
                              with the Services which may be referred to or required by Engineering Report Nos. 96-044, 95-
                              056, 95-053.


                                       1-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Fleet Campaign           A document issued by Federal Express
     Directives (FCD)         that is used to determine the configuration status
                              or condition of an aircraft or aircraft fleet.

     Flight Test              All aircraft ground and flight testing required to
                              develop and certify the ACF that utilize Federal
                              Express owned or operated aircraft.

     Flight Test Aircraft     Those Aircraft provided by Federal Express upon
                              which the ACF Modification will be performed, and that will be utilized as required to support the flight test program and complete the FAA regulatory requirements.

     Functionality            The intrinsic system capability that provides
                              control, monitor, aircraft/pilot interface and functions required to accomplish the launch, completion of a flight plan, recovery and maintenance of the operational capabilities inherent to the aircraft specifications
                              (including, but not limited to, the
                              Specifications) and type design.

     General Maintenance      Federal Express' AOD General Maintenance Manual
     Manual (GMM)             document dated August 15, 1996, as may be revised
                              from time to time and in its then current issue, which sets forth the maintenance procedures for Federal Express aircraft in accordance with applicable FARs.

     Interest The annual charge for the use, including delay in receipt, of money computed on the basis of a 365 day year at the prime commercial rate of the Chase Manhattan Bank of New York as such rate may be published from time to time, plus one percentage point.

     Interface Problem        Any technical problem in the operation of an
                              Aircraft or any system thereof due to
                              incompatibility, malfunction or failure of any accessory, equipment, or part.

     Kits A collection of Parts necessary to perform the Services.

                                       1-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     MD-10 DC-10-10 and DC-10-30 series aircraft which have been modified in accordance with Engineering Report 95-054 revision C attached as Exhibit D and Engineering Report 95-055 revision __ attached as Exhibit E, which constitutes a part of the Services.

     Maintenance Services     Those tasks, included as part of the Services,
                              which are performed to restore, preserve or improve each Aircraft's physical condition to a specified level, including but not limited to operational checks, inspections, disassembly, cleaning, repair, rework, measurement, replacement of parts, reassembly, testing, lubricating, adjusting, etc., as more fully described in the Specifications.

     Master Job Control       A document which lists the Services to be
     Sheet (MJCS)             performed on a particular Aircraft.  The MJCS may
                              contain several pages and notes. Each page contains line items (tasks) indicating the work to be accomplished (Ref.: GMM 11-0-2910).

     MDC's Design             Detailed designs and detailed specifications
                              originated and prepared by or under the direction of MDC.

     MDC Parts                Parts made to MDC's Design or available
                              exclusively from MDC.

     Modification             The date upon which MDC completes performance of
     Completion Date          the Services on the applicable Aircraft  and
                              notifies Federal Express that such Aircraft is ready for acceptance testing by Federal Express at the Conversion Facility.

     Non-routine Services     Services performed to correct defects or
                              discrepancies identified prior to or during MDC's performance of the Services other than those described in the Specifications.

                                       1-6

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     On Dock Schedule         The schedule included in Exhibit O which sets
                              forth the dates on which certain Federal Express
                              Supplied Parts will be delivered to the Conversion
                              Facility.

     Parts All components, parts, supplies and materials other than Expendable and Consumable Materials required for the performance of the Services.

     Passenger to Freighter   Modification to DC-10-10 and DC-10-30 Aircraft in
     (P to F) Services        accordance with Engineering Report 95-051,
     or P to F attached       as Exhibit B, which constitutes a part of the
                              Services.

     Payment Schedule         The schedule of payment for performance of the
                              Services as set forth in Exhibit L.

     Product Improvement      An improvement which enhances form, fit or
                              function. A Product Improvement is not the result of the correction of a design defect.

     Recoverable Parts        The classification of any Part which can be
                              restored to a Serviceable condition either through repair or overhaul in accordance with the Specifications or the manufacturer's current specifications, or Federal Express Maintenance
                              Specifications.

     Redelivery Date or       The date upon which Federal Express accepts
     Redelivery               redelivery of each Aircraft in accordance with
                              Article 5.

     Reliability Services     Modification to DC-10-10 and DC-10-30 Aircraft in
                              accordance with Engineering Report 95-055, attached as Exhibit E, which constitutes a part of the Services.

     Rotable Part             A part that can be economically restored to a
                              Serviceable condition and, in the normal course of operations, can be repeatedly rehabilitated to a fully Serviceable condition over a period approximating the life of the flight equipment to which it is related.

                                       1-7

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Schedule The schedule with respect to Aircraft, as described in Exhibit O, setting forth the duration of each Aircraft Visit during which the Services are to be performed on such Aircraft.

     Scheduled                The scheduled date for Redelivery of each
     Redelivery               Date Aircraft as set forth in the Schedule.


     Serviceable              An item that meets all specified standards for
                              airworthiness following repair or overhaul and has no known defects which would render it unfit for its intended use.

     Services The work to be performed by MDC with respect to each Aircraft as described in this Agreement, the Top Specification, the Specifications and each MJCS.

     Special or Non-Routine   Special or Non-Routine Maintenance Form (SNRM),
     Maintenance Form (SNRM)  Federal Express M-1805B, is a form used to authorize, schedule, and record work performed on aircraft components, auxiliary power units (APU), and engines.

     Specifications           Collectively, the specifications attached hereto
                              as Exhibits A through J.

     Standardization Services Modification to DC-10-10 and DC-10-30 Aircraft in
                              accordance with Engineering Report 95-053, attached as Exhibit C, which constitutes a part of the Services.

     Statement of Return      A statement by MDC to be placed in the Express
     to Service Federal       Aircraft Maintenance Log Book and to be issued in
                              accordance with FAA regulations following the performance of the Services.

     Subcontractors           Suppliers and contractors (other than MDC or
                              Federal Express) who perform any part of the Services at the request and direction of MDC or provide Parts to MDC for the performance of the Services.


                                       1-8

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Subcontract Services     Any Services in connection with which MDC, subject
                              to Article 24 shall employ a Subcontractor or Subcontractors.

     Taxes or Tax             Any and all taxes (including without limitation
                              sales, use and value added taxes), duties, imposts, assessments, permits, fees and other charges of any kind and related interest and penalties, if any, imposed or levied upon or arising as a consequence of this Agreement or the Services to be provided hereunder or pursuant hereto.

     Technical Acceptance     The period of time between the Modification
     Period                   Completion Date and the Redelivery Date.

     Technical Data           Information of any kind that is related to the
                              performance of the Services under this Agreement that can be used, or adapted for use, in the design, engineering, development, production, processing, manufacture, use, operation, overhaul, repair, maintenance, modification or reconstruction of articles or materials. The
                              Technical Data may be in tangible form, such as a model, prototype, blueprint, drawing, photograph, plan, instruction, computer software and documentation, or operating manual (written or on ecorded media).

     Term The term shall commence on the date set forth in the first paragraph hereof and terminate on the later to occur of: (I) December 31, 2006; or (II) the completion of the Services on all of the Aircraft.

     Top Specification        Federal Express Engineering Report 95-052,
                              Revision ___ ,attached as Exhibit A.

     Used Serviceable Zero    Serviceable Parts that have not been used since
     Time Since Overhaul      their last overhaul and which have been restored
     Parts (USZTSO)           to a condition meeting established overhaul
                              tolerances and limits.


                                       1-9

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

2)   SCOPE OF SERVICES

     A. MDC shall perform the Services on each Aircraft as set forth in the Specifications and in accordance with the Schedule. Federal Express shall provide all Federal Express Supplied Parts as required by this Agreement. Federal Express shall provide to MDC, upon MDC's request, access to any data and records applicable to each Aircraft, if available to Federal Express. To the extent practicable, all Services shall be performed with the applicable Aircraft fully enclosed in the hangar at the Conversion Facility.

     B. Federal Express agrees to deliver to MDC sixty (60) firm Aircraft (the "Firm Aircraft"), with options to deliver sixty (60) additional Aircraft (the "Option Aircraft"). Federal Express may exercise the Option Aircraft in blocks consisting of not less than ten (10) Aircraft within each block. At any time less than ten (10) Option Aircraft remain, such remaining Option Aircraft shall be the final block of Option Aircraft. MDC agrees to make available an Aircraft Position within the time period set forth on the Schedule for the Firm Aircraft and, upon Federal Express' exercise of the applicable options, for each block of Option Aircraft, at the Conversion Facility for the performance of Services on the Aircraft. Federal Express shall exercise its option for each block of Option Aircraft by notice in writing to MDC by no later than eighteen (18) months prior to the Delivery Date of the first Aircraft within the applicable block of Option Aircraft. Each such notice shall be deemed to amend this Agreement accordingly. Federal Express' failure to exercise any of the option blocks shall constitute a termination of Federal Express' right to exercise the remaining blocks of Option Aircraft.

          1) The Aircraft shall be further identified by the following identification numbers as specified in the "Op (Fus)" column of the Schedule; (I) Firm Aircraft as numbers 1 through 25 and 51 through 85, (II) Option Aircraft as numbers 26 through 50 and numbers 86 through 120.

                                       2-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          2) All of the Firm Aircraft shall have the ACF Modification, Exhibit D, performed on them. If a block of Option Aircraft is exercised, Federal Express shall notify MDC if the ACF Modification is to be performed on each such Option Aircraft at the time Federal Express exercises the option for such block of Option Aircraft.

          3) Twenty five of the Firm Aircraft (numbers 1 through 25) shall have the P to F Modification and Initial Heavy Maintenance Check, Exhibit H and Rigid Cargo Barrier, Exhibit I (subject to Exhibit
               K), performed on them in addition to the ACF Modification specified above. If a block of Option Aircraft is exercised, Federal Express shall notify MDC if the P to F Modification and/or Initial Heavy Maintenance Check and/or Rigid Cargo Barrier is to be performed on each such Option Aircraft at the time Federal Express exercises the option for such block of Option Aircraft.

     4) The items listed in the Standardization Specification, Exhibit C; Refurbish & Restoration Package, Exhibit F; and Reliability Specification, Attachment E to Exhibit K; constitute a catalog of work which will be selected for each Aircraft or Option Aircraft by Federal Express through issuance of an MJCS. The labor price chargeable to Federal Express by MDC for accomplishment of these Services shall be determined by adding the total of applicable items shown on the applicable MJCS at the labor prices specified in Exhibit K (or Article 3 if performed under an ASR) as applicable. Parts for these Services shall be charged to Federal Express at prices determined in accordance with Article 4. It is understood that the work defined in Exhibit C is based on aircraft effectivities which are different from the Aircraft. Federal Express has the responsibility to adapt the engineering orders to the Aircraft to the extent the work content (in man-hours) for the revised engineering orders is materially different from the work content for the revisions defined herein, the line item costs defined herein will be adjusted by mutual agreement. The MJCS shall be delivered to MDC forty-five (45) days prior to the Delivery of each Aircraft or Option Aircraft and shall concur with the

                                       2-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          Services previously indicated in accordance with Paragraph 2.B.2) and 2.B.3), and shall further specify the specific Services described in Exhibits C, F and Attachment E to Exhibit K which are to be performed on each Aircraft or Option Aircraft.

C. Federal Express shall have the right to modify specific Aircraft designations and Schedules as follows:

          1) Federal Express shall have the right to substitute a different Aircraft for a previously designated Aircraft for Delivery on a scheduled Delivery Date by delivering written notice to MDC:

               a)   on any date before the [*    ] day prior to such scheduled
                    Delivery Date or;

               b)   on any date between the [*    ] day and the [*    ] day
                    prior to such scheduled Delivery Date, if MDC determines that such designation of a different Aircraft for delivery on such Delivery Date would not cause a material delay in the performance of the Services, or if there is a material delay and Federal Express accepts the cost consequences of such delay, if any provided, however, that in either instance, Federal Express shall reimburse MDC for any reasonable incremental engineering costs and reasonable incremental labor costs and reasonable incremental parts costs incurred by MDC in connection with its performance of the Services solely as a result of the substitution of the Aircraft. Federal Express shall provide such reimbursement within thirty (30) days after its receipt of MDC's invoice setting forth in detail the nature and amount of such costs.

          2) Federal Express shall have the right to request, in writing, that MDC perform the Services on Aircraft earlier than the dates
               listed in the Schedule, up to a maximum of [*       ] additional
               Aircraft per year, commencing January 1, 1999. If MDC determines that such request would cause a material delay in the performance of the Services, then Federal Express shall be notified in writing of the Delivery and Redelivery Dates for the

**Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       2-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

Aircraft which have been affected, and such Delivery and Redelivery Dates shall be consistent with the Aircraft Visit period set forth in the Schedule for such Aircraft.

          3)   Federal Express may request in writing to MDC not less than
               [*               ] months prior to the scheduled Delivery Date
               of an Aircraft a delay in Delivery of any Aircraft by up to
               [*               ]  The Redelivery Date of such Aircraft shall
               be delayed by a number of days equal to the number of days by which the Delivery of the Aircraft was delayed by Federal Express. Additionally, if any such delay impacts the Scheduled Redelivery Date of other Aircraft, and if MDC can demonstrate such impact to Federal Express' reasonable satisfaction, then the Schedule shall be adjusted as mutually agreed by MDC and Federal Express.

          4) Notwithstanding Paragraphs 2.C.2) and 2.C.3) above, Federal Express shall not modify the Schedule in any way that allows the number of Aircraft modified during any calendar year to be less
               than [*           ] Aircraft.  MDC will allow the [*           ]
               Aircraft minimum rate per year to consist of any combination of Aircraft modified in accordance with this Agreement or aircraft modified in accordance with that certain Aircraft Modification Agreement (FEC 96-0215 MD-11 P to F, dated December 1, 1995).

     D. Except as otherwise provided in this Agreement, MDC shall provide all Parts (other than Federal Express Supplied Parts), Expendable and Consumable Materials, labor, facilities, materials, equipment, fixtures, production control, technical planning and administration, inspection, tooling and all other services necessary to perform the Services in accordance with the Specifications, the GMM, all current Aircraft manufacturer's manuals, FAA regulations, FARs and the provisions of this Agreement.

     E. At no additional cost, MDC shall provide to Federal Express a proposed schedule applicable for the Services with respect to the first Aircraft no later than thirty (30) days before Delivery of the first Aircraft to MDC. In the event such schedule is materially different for any*

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                       2-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          subsequent Aircraft, MDC shall provide Federal Express with any changes by no later than thirty (30) days before the Delivery of such subsequent Aircraft.

     F. Except as required to be performed by MDC as part of the Services, with respect to maintenance of the Aircraft, during the time that the Services are being performed, MDC shall have responsibility only for minimum routine maintenance customarily performed on airplanes.

     G.   Reliance

          MDC warrants that it is, and that Federal Express has relied on and is entitled to rely upon MDC as, an expert fully competent in all phases of work involved in designing, producing, supporting, and performing the Services provided hereunder. It is acknowledged by MDC and Federal Express that the Specifications have been jointly developed by MDC and Federal Express and do not constitute a design by Federal Express of any or all of the Services with the exception of Federal Express EOs that are inconsistent with MDC source service bulletins. The Specifications define the requirements which each Aircraft must meet upon completion of the Services and Redelivery of each Aircraft to Federal Express and unless explicitly so stated the Specifications do not include or specify the manner or design as to which the Services are to be performed by MDC.

     H. It is agreed that Federal Express shall have the right to store up to twenty five Aircraft at the Conversion Facility prior to Delivery. Unless otherwise agreed, MDC has no obligation to perform any work on stored Aircraft. Federal Express has the right to have an independent third party perform storage services on stored Aircraft. Unless otherwise agreed, Federal Express shall assume the risk of loss, damage or destruction of an Aircraft prior to Delivery and agrees to release, defend, indemnify and hold harmless MDC, its employees, directors, officers, agents and subcontractors from and against all liabilities, claims, damages, losses, costs and expenses from all injuries to or death of any and all persons and for loss of or damage to any property, including loss of use thereof, arising directly or indirectly out of or in connection with the storage of the Aircraft prior to Delivery.

                                       2-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

3)   ADDITIONAL SERVICES

     A. As part of the Services, MDC shall, during the term of this Agreement, perform such Additional Services requested by Federal Express' Representative in writing and agreed to in writing by MDC. Such written request shall be made on an ASR Form. The request shall set forth in detail the particular Additional Services requested to be performed on the Aircraft. Unless otherwise agreed by the parties, MDC shall, as soon as practicable, but in any event not later than five (5) Business Days following Federal Express' request for Additional Services, advise Federal Express of its ability to perform the Additional Services in accordance with Federal Express' request and a date by which MDC can provide the following to Federal Express (the "Final Response"):

          1) Any anticipated changes in the scheduled Redelivery Date due to such Additional Services; and

          2) Any additional charges resulting from MDC's performance of the Additional Services including, but not limited to, all, Parts costs, equipment costs but excluding Expendable and Consumable Materials, and all labor costs including, but not limited to, design, production, inspection, planning, liaison engineering, stress engineering, administration, scheduling impacts, if any, associated with the Additional Services being requested .

          Within five (5) Business Days of Federal Express' receipt of the Final Response, Federal Express' Representative shall notify MDC in writing of its acceptance or rejection of the Final Response. Once agreed to and executed by both parties, the executed ASR shall amend this Agreement in accordance with its terms.

     B. The charge for Additional Services will be determined on a fixed price basis unless the parties agree pursuant to the Final Response to perform such Additional Services on a time and material basis. The labor rate for Additional Services performed on a time and material
          basis shall be [*      ] per hour.  The labor rate for 1997 and for

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       3-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          subsequent years shall be escalated in accordance with the touch labor element, Touch Labor Escalation Index, set forth in Exhibit N. The price for vendor proprietary Parts, i.e. vendors with PMA, provided by MDC in connection with any Additional Services performed under this
          Agreement will be MDC's actual cost plus [*   ] of such actual cost.
          If MDC agrees to perform Additional Services, but is unable to provide an estimate for the Additional Services, Federal Express may elect to authorize a block of man-hours to initiate the performance of such Additional Services ("Block Man-hour Approval"). MDC shall not exceed the Block Man-hour Approval without the prior written approval of Federal Express' Representative. In the event MDC has exhausted the Block Man-hour Approval, and Federal Express has not provided written approval for additional man-hours, MDC is not obligated to complete any such Additional Services.

     C. Any special items or conditions which would be applicable to the performance of such Additional Services, (including for example, location, warranty terms, etc.) shall be noted in the ASR.

     D. No request for Additional Services shall be valid and the performance of such Additional Services are not authorized under this Agreement unless the applicable ASR Form has been executed by Federal Express' Representative and MDC.

     E. Additional Services provided pursuant to this Article shall become part of the Services. MDC will not be obligated to provide such Additional Services until Federal Express has accepted in writing the Final Response. Upon execution of the ASR by both parties, this Agreement shall be deemed amended.

     F. In the event Federal Express elects to not have MDC accomplish a portion of the Additional Services indicated on an executed fixed price ASR, MDC shall determine a prorated price reduction on that ASR for that specific Aircraft based on the scope of the Additional Services that MDC is not required to perform. MDC shall issue a credit for the appropriate amount applicable to that specific Aircraft. If Federal

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       3-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          Express elects to not have MDC accomplish all of the Additional Services indicated on an executed fixed price ASR, MDC shall issue a credit for the full value of such ASR applicable to the specific Aircraft affected.

     G.   [*    ]












     H. Any changes that occur to the GMM after the date of the execution of this Agreement, which impact the Services in such a way to affect schedule and/or materially affect the price, shall be treated as an amendment to the Agreement. However, notwithstanding the foregoing, MDC will comply with changes to FARs, law or any other regulation and which do not affect the content of an MJCS for a period of time up to and including the Redelivery of Aircraft number 25, at no additional charge to Federal Express. After Redelivery of Aircraft No. 25, MDC and Federal Express agree to mutually re-evaluate the status of future regulatory changes.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                       3-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M


     4)   PRICE AND PAYMENT

          A.   Prices for the Services are set forth in Exhibit K.

          B. Payment for the Services with respect to each Aircraft shall be in accordance with Exhibit L PAYMENT SCHEDULE. All prices are subject to escalation in accordance with Exhibit N, ESCALATION, except for: (I) Additional Services pursuant to an ASR which shall not be subject to escalation unless expressly set forth in an applicable executed ASR Form, and (II) Parts prices based on the then- current Spares catalog (subject to any discounts provided in this Agreement).

               1)   [* .                                     ]








          C.   Payment for MDC charges for Additional Services are payable
               within  [*               ] days from the date of an invoice which
               complies with the requirements of Paragraph 4.F. in all respects, as long as such invoice is sent by Federal Express Service (overnight or 2nd day) to the address set forth in
               Article 11 or via facsimile.

          D. All payments made by Federal Express to MDC under this Agreement shall be in U.S. Dollars, made by wire transfer in immediately available funds and made to the following address:

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       4-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     Chase Manhattan Bank
     1 Chase Manhattan Plaza
     New York, New York  10015
     ABA No. 021000021
     McDonnell Douglas Corporation
     - Acct. No 910-2-695492
     Attn:  Paul Trupia (or as otherwise notified)

          E. If Federal Express fails to make any payment at the time and in the amount required under this Agreement, Federal Express shall pay MDC Interest on such payment commencing on the due date of such payment and accruing until payment in full is received by MDC. Payment of Interest shall be in addition to any other rights or remedies available to MDC.

          F. Invoices for Services, including the Additional Services, for each Aircraft shall be itemized by each separately priced Service or Additional Service, as the case may be, and shall be submitted to the applicable address set forth in Article 11 NOTICES hereof and shall contain the following:

               1) An identification of the ASRs authorizing the Services performed by MDC;

               2) A separate identification of the Services performed on the Aircraft, including MDC's (or its Subcontractor's) job number, the registration number and factory serial number of the Aircraft on which the Services were performed, the Delivery Date and Redelivery Date of the Aircraft;

               3) For time and material Additional Services, an identification of all Parts used in performing the Services including nomenclature, part number, quantity, Aircraft and generating item. Such identification shall be set forth on the ASRs, copies of which will be attached to the invoice;


                                       4-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M


               4) For time and material Additional Services, a separate, itemized account recorded on the ASR of all charges associated with performance of such Additional Services, identifying the direct labor man-hours, materials and fees separately for all such Services and Additional Services; and

               5) For time and material Additional Services, an itemized account of all charges associated with MDC's use of Subcontractors and suppliers, including direct labor, materials and transportation, with an attached invoice from each Subcontractor and supplier identifying the nature of the Additional Services performed and the date(s) and location(s) at which the Additional Services were performed and the price to MDC of any Parts or equipment purchased by MDC from any supplier or Subcontractor.

          G. MDC shall keep full and accurate records of all man-hours, material cost, subcontractor's charges and any related charges incurred and billed in connection with the time and material Additional Services performed for each Aircraft under this Agreement, which record shall be open to audit by Federal Express or any authorized representative of Federal Express approved by MDC until one (1) year after Redelivery of such Aircraft. MDC will require its Subcontractors to maintain similar records which shall also be open to audit by Federal Express or any authorized representative of Federal Express until one (1) year after Redelivery of each applicable Aircraft; provided, however, that the foregoing shall not apply to parts manufactured by Subcontractors.


                                       4-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M


5)  DELIVERY OF SERVICES

    A.   Delivery and Redelivery of the Aircraft.

    1) Federal Express shall cause each Aircraft to be delivered to the Conversion Facility. It is agreed that delivery by Federal Express of Aircraft to a storage site at the Conversion Facility shall constitute Delivery to the Conversion Facility hereunder. At the time of Delivery each Aircraft shall be configured in its then current configuration. MDC shall complete the Services and Redeliver each Aircraft to Federal Express at the Conversion Facility in accordance with the Schedule.

    2) In the event any discrepancies are identified prior to or during the flight to the Conversion Facility which are not required to be corrected as a part of the performance of the Services, the parties acknowledge and agree that the cost of correcting such discrepancies shall be borne by and be the responsibility of Federal Express. In the event that Federal Express engages MDC to correct such deficiencies, such engagement shall be pursuant to a request for Additional Services.

    3) If a relocation of the Conversion Facility is requested by MDC, MDC shall be responsible for any and all commercially reasonable costs and expenses incurred by Federal Express as a result of (i) the relocation of the Conversion Facility or (ii) the performance of the Services at more than one Conversion Facility. Such costs and expenses shall specifically include, but not be limited to:

         a) relocation of any Aircraft, Federal Express Supplied Parts or any other part, item or material from the Conversion Facility to another facility approved by Federal Express, and

         b) any incremental costs incurred by Federal Express as a result of the Services being performed at more than one Conversion Facility (i.e. expenses related to additional employees required on site, etc.).

                                         5-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

    Nothing contained in this Section 5.A.3) shall be construed (i) as the consent of Federal Express to the performance of any of the Services at any facility other than the Conversion Facility and said relocation shall only be permitted with the prior written consent of Federal Express, which shall not be unreasonably withheld or (ii) as requiring MDC to reimburse Federal Express for any costs other than those solely related to the Services provided hereunder.

4) Upon Delivery of each Aircraft, Federal Express and MDC shall make a ground inspection of such Aircraft. Following such inspection, MDC shall complete, execute and deliver to Federal Express an Aircraft Delivery Receipt.

5) Prior to the performance of the Services, MDC shall remove all fixtures, instruments and other equipment from the applicable Aircraft determined by MDC to be susceptible to damage or theft during the performance of the Services. MDC shall promptly provide to Federal Express a list of such items and MDC agrees, at no additional charge to Federal Express and at MDC's risk of loss, to provide adequate security and storage space for such items until completion of the Services on such Aircraft or, if requested by Federal Express, return such items to Federal Express or its agents at Federal Express' expense. Prior to Redelivery, MDC shall re-install all such items required by the Specifications in its possession on the applicable Aircraft.

6) Federal Express shall be responsible for the costs and expense of providing a vendor to de-fuel the Aircraft at Delivery and re-fuel the Aircraft at Redelivery and to de-fuel and re-fuel the Aircraft at any other time during an Aircraft Visit. The cost of any fuel required shall be paid by Federal Express. MDC shall provide all personnel and support necessary for all re-fueling and de-fueling required of the Aircraft.


                                         5-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

B.  Redelivery of the Aircraft.

    1) Upon completion of the Services on an Aircraft and the testing described in Article 23, MDC shall Redeliver the Aircraft to Federal Express at the Conversion Facility in accordance with the provisions of this Agreement. At the time of Redelivery MDC shall deliver to Federal Express all applicable attachments and supporting documentation for such Aircraft. Upon Redelivery, Federal Express shall execute and deliver to MDC a Certificate of Acceptance for the redelivered Aircraft. MDC's Redelivery of an Aircraft to Federal Express and MDC's signature constituting the airworthiness release shall constitute a certification by MDC that:

         a) The Aircraft's Maintenance Log will have received all appropriate entries required by applicable law, the GMM and this Agreement, including the airworthiness release signature and a maintenance release each signed by MDCs' duly authorized representative;

         b) All requested Services shall have been completed and appropriately documented and shall have been performed in conformance with all applicable FARs and the GMM; and

         c) All Services shall have been performed in accordance with the provisions of the Specifications and all provisions of this Agreement and the Services performed shall not have adversely affected the operation of systems or components not encompassed within the Services.

C.  Flight Maintenance Services

    1) As part of the Services, MDC shall provide, at no additional cost to Federal Express, the following services:

         a) required preflight preparation consisting of, but not limited to, a general cleaning of the interior of the Aircraft, servicing of the lavatory and the cleaning of the


                                         5-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

              exterior windows and those areas required for inspection of the Aircraft following execution by Federal Express of a Certificate of Acceptance; and

         b) at Delivery and Redelivery, the ground handling, including towing and repositioning of an Aircraft and the provision of sufficient ground support equipment at Delivery and Redelivery

         c)   at Redelivery, completion of the Federal Express Service Check.


                                         5-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

6)  TAXES, CUSTOMS, DUTIES

    A. In addition to all other amounts payable under this Agreement, Federal Express shall promptly pay to MDC upon demand any and all Taxes that are imposed by any taxing jurisdiction in connection with this Agreement, or the performance of any Services hereunder or in connection herewith, including but not limited to Taxes occasioned by:

         1) any sale, delivery, transfer, storage of MDC owned equipment (only if storage was at the specific request of Federal Express), use, repair, modification, manufacture or production relating to Services and Additional Services; or

         2) the purchase or retention by Federal Express of Federal Express Supplied Parts , if any; or

    B. Notwithstanding the preceding, Federal Express shall not be required to pay to MDC:

         1)   any (federal, state or local):

              a) Taxes measured by MDC's net or gross income, (not in the nature of a sales tax), items of tax preference or minimum tax or excess profits, receipts, capital, franchise, net worth or conduct of business or other similarly-based taxes; or

              b)   payroll or employment Taxes imposed on MDC; or

              c) Taxes that would not have been imposed but for the willful misconduct or gross negligence of MDC.

         2) any Taxes imposed by a jurisdiction outside the United States in connection with this Agreement and measured by MDC's net or gross income or capital or any payroll or employment taxes.

         3) any taxes on ozone depleting chemicals supplied by MDC as part of the Services or Additional Services.

         4)   any state Taxes imposed by a state taxing authority other than
              the States of [*                     ]


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         6-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

    C. In addition to all other amounts payable under this Agreement, Federal Express shall pay MDC upon demand any customs, duties and related brokerage, freight and other charges (including related interest and penalties) which are imposed upon MDC in connection with the importation into the United States of any Federal Express Supplied Parts, provided that the importation or exportation was at the request of Federal Express.

    D. Federal Express and MDC shall promptly pay and discharge when due, unless the validity or application to the relevant Services is being contested in good faith, any and all Taxes the responsibility and liability for which is assumed by such party pursuant to the provisions of this Article 6. Each party indemnifies and saves the other harmless from any and all Taxes assessed against the other party but which are the responsibility of the indemnifying party pursuant to this Article 6.

    E. If any Tax for which Federal Express has assumed the responsibility for payment pursuant to this Article 6 is levied, assessed or imposed upon MDC, MDC shall promptly give Federal Express notice of such Tax, whereupon Federal Express shall promptly pay and discharge the same, or if permitted by law, and in Federal Express's sole discretion, shall contest such liability before payment. If MDC fails to notify Federal Express, Federal Express shall be relieved of its indemnity obligation under this Article with respect to that Tax to the extent such failure materially adversely impacts Federal Express. Upon the written request and at the expense of Federal Express, MDC shall fully cooperate with Federal Express in contesting or protesting the validity or application of any Tax for which Federal Express has assumed responsibility under this Article 6 (including, but not limited to, permitting Federal Express to proceed in MDC's name if required or permitted by law provided, in each case, that such contest does not involve, or can be separated from the contest of any tax or issues unrelated to the transactions described in the Agreement). Federal Express also shall have the right to participate in any contest conducted by MDC with respect to a Tax indefinable under this
         Article 6, including without limitation, the right to attend conferences


                                         6-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

         with the taxing authority and the right to review submissions to the taxing authority or any court to the extent such contest does not involve, or can be separated from, the contest of any other Tax or issues unrelated to the transactions described in this Agreement. Any payment made by MDC of such Taxes will be made under protest if so directed by Federal Express. If payment is made, MDC will, at Federal Express' expense, take such action as Federal Express may Reasonably direct to recover such payment.

    F. In the event MDC shall receive a refund of all or any part of a Tax, (including a refund of interest and penalties, if any, in connection therewith) which Federal Express has paid and discharged, the amount of such refund shall promptly be remitted to Federal Express by MDC, less any expenses of MDC associated with contesting the validity or application thereof not previously reimbursed by Federal Express.


                                         6-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M


7)  EXCUSABLE DELAYS

    A. Neither party shall be responsible to the other party for any excusable delay ("Excusable Delay") in the performance of its respective duties under this Agreement. An Excusable Delay shall be deemed to have occurred if a party's delay in performance is due to causes such as an act of God, partial or complete destruction of the Aircraft, court actions and orders, acts of public enemies, acts of any kind of the government of the United States, or any state or other subdivision thereof, war, natural disaster, insurrection or riots, civil commotion, fire, floods, plagues, epidemics, strikes, lock-outs, organized labor action resulting in a slowdown or interruption of work, inability after due and timely diligence to seasonably procure material, accessories, equipment or parts or qualified labor or without limitation by enumeration of the foregoing any other causes beyond such party's reasonable control and not occasioned by the intentional acts or omissions or negligence of the relevant party. None of the foregoing shall be considered an Excusable Delay if the cause of any such delay can be cured by the applicable party in any commercially reasonable legal way including, but not limited to, the payment of commercially reasonable amounts of money. Both parties shall use their best efforts to inform the other by written notice in the event of the occurrence of an Excusable Delay and the probable extent of such delay and shall from time to time thereafter notify the other party of any material development relating to such delay or the cause thereof. The relevant party shall take all reasonable steps to mitigate the effects of any such delay.

    B. Notwithstanding any rights MDC may have to take other action, MDC shall not be held responsible for, nor be deemed to be in default on account of, delays in the performance of this Agreement due to failure of Federal Express to deliver to the Conversion Facility any Federal Express Supplied Parts or to respond in a prompt manner under the terms of Article 3. hereof or to take any other action required hereunder.


                                         7-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

         C. Upon the occurrence of an Excusable Delay, this Agreement shall remain in full force and effect during the period of such Excusable Delay so long as the same does not extend beyond
         [*                   ], and the scheduled Redelivery Date of each
         Aircraft affected by such Excusable Delay shall be extended and modified accordingly. If any Excusable Delay lasts for more than ninety (90) days,

         1) This Agreement may be canceled by either party by written notice as to one or more affected Aircraft in which case neither party shall have any liability whatsoever other than in respect of work already performed and substantiated with respect to this Agreement as to the terminated Aircraft(s).

         2) and if the Agreement is not terminated, then both parties shall use diligent efforts to ensure that the time requirements of the Schedule are amended to reflect a mutually acceptable completion schedule.

    D. Notwithstanding the foregoing or any other provision of this Agreement, Federal Express shall have no obligation to Deliver any Aircraft to MDC in the event Federal Express reasonably foresees that an Excusable Delay could arise during the Aircraft Visit of any Aircraft and that such Excusable Delay would prevent such Aircraft from being Redelivered in accordance with the Schedule. Any delay in performance of this Agreement caused by Federal Express' failure to Deliver an Aircraft pursuant to this Paragraph D will be considered an Excusable Delay.



*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         7-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

8)  WARRANTY

    A.   MDC's Warranties

         1) With respect to the performance of the Services, MDC warrants to Federal Express that such Services and all MDC Parts used in connection with the Services shall, at the time of the Redelivery of each Aircraft to Federal Express, be free from:

              a)   Defects in workmanship;

              b) Defects in design originated or specified by MDC. The existence of Product Improvements does not inherently imply the existence of design defects;

              c) Defects caused by installation of any Part in a manner not in accordance with the instructions of the manufacturer of such Part; and

              d) Defects arising from failure to conform to the description of the Services set forth in the Specifications or any ASR Form executed by Federal Express and MDC after the date of this Agreement.

         2) Additionally, MDC warrants to Federal Express that with the exception of Federal Express Supplied Parts, MDC has good title to all Parts and other items installed on each Aircraft or otherwise supplied under this Agreement to Federal Express.

         3) The warranty set forth herein will survive technical acceptance of the Services only upon the conditions and subject to the limitations set forth in this Article 8.

         4) MDC also warrants that at the time of Redelivery by MDC to Federal Express all documents and MDC Technical Data provided to Federal Express pursuant to this Agreement shall be free from errors and omissions, excluding any data provided in any form whose source is data and/or manuals and/or documents of any form obtained from the previous owner of the Aircraft. MDC's liability under this Paragraph A.4). is limited to


                                         8-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M


              replacement during the first [*          ]  months after
              Redelivery of the last Aircraft to Federal Express under this Agreement with a similar MDC document or page or replacement MDC Technical Data thereof free from the error in question. If such an error poses a severe material operational limitation or restriction to Federal Express, MDC shall use its commercially reasonable efforts to provide to Federal Express within twenty four (24) hours following receipt of notification to MDC by Federal Express that the condition exists, a temporary page correction, or replacement MDC Technical Data and if this is not possible, a corrective action plan indicating when such data will be provided.

              5)   [*                                                  ]

              6)   [*                                                  ]



    B.   Condition of Warranties

         1) Except as expressly set forth herein, MDC's warranties set forth shall be effective for the following periods:

              a) as to MDC Parts, the warranty period shall commence upon the Redelivery of the Aircraft upon which the MDC Part is installed, and shall continue for [*
                              ] and as to Parts repaired or overhauled by MDC
                   or any Subcontractor any remaining warranty period shall apply to a repaired part and for an overhauled part either the remaining warranty period or twelve (12) months, whichever is longer, shall apply (with respect to Parts with shelf-life limitations, the warranty period shall

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                   be the period of the manufacturer's warranty, such period to commence upon Redelivery of the Aircraft):

              b) as to Services performed on an Aircraft, the warranty period shall commence upon Redelivery of such Aircraft and continue
                   for [*                      ].

    C.   Limitations to Warranties.

         Notwithstanding any other provisions hereof, MDC shall have no obligation under this Article 8 if Federal Express:

         1) following Redelivery, has not operated and maintained the warranted item in accordance with the FARs, manufacturers recommendations, and Federal Express' Engineering Maintenance Program Specification (Federal Express Engineering Report 84-013); or

         2) following Redelivery, has not used the warranted item under normal operating conditions or has subjected such item to misuse, abuse, improper installation or application, improper maintenance or repair, alteration, accident or negligence in use, storage, transportation or handling by anyone other than MDC; or

         3)   has not notified MDC in writing within [*               ] of its
              or its agent's discovery of the defect in the warranted item, provided, however, that a failure by Federal Express to provide such notice shall not entitle MDC to reject any warranty claims unless such failure has an adverse material impact on MDC's obligation to honor such warranty claim; or

         4) does not return the defective part to MDC's facility, unless otherwise mutually agreed by MDC and Federal Express (which agreement shall not be unreasonably withheld by either party), within two (2) months after the defect becomes apparent; or does not submit reasonable proof to MDC within two (2) months after the defect becomes apparent that the defect is due to a matter covered with this warranty.


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

    D.   Wear and Tear

         1) Normal wear and tear and the need for regular overhaul shall not constitute a defect or failure under this warranty.

    E.   Warranty Repairs

         1) MDC's liability under the warranties set forth in Article 8 shall be limited to the replacement or repair, at MDC's expense, of any warranted Part or the correction of any portion or all of the Services which in the reasonable determination of MDC and Federal Express are defective.
              [*





                          ]

         2) Notwithstanding any other provisions contained herein, Federal Express reserves all of its rights and remedies under this Agreement and in no event shall the acceptance of warranty services set forth in this Article 8 be deemed to constitute a waiver of the right to future warranty claims against the same component or Services provided the defect and repair required are still, in the reasonable judgment of MDC and Federal Express, within the scope of the warranty and the limitations set forth in
              Article 8.

    F.   Federal Express' Warranty Repairs

         1) If MDC cannot perform within a reasonable time the replacement or repair referred to in this Article 8 or if it is, in the opinion of MDC, not feasible to perform the replacement or repair by MDC (or MDC's subcontractors/vendors), Federal Express will be authorized, upon MDC's prior written consent, to perform the replacement or repair or have the replacement or repair performed at MDC's expense ("Federal Express' Warranty Repairs").

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

         2) Notwithstanding the foregoing, if for valid operational reasons (in the reasonable business judgment of Federal Express) there is insufficient time to obtain MDC's prior written consent, Federal Express may perform such replacement or repair without MDC's prior written consent. In all such events, it shall be Federal Express' responsibility to certify the business operational requirements which rendered it impracticable to obtain MDC's prior written consent and to demonstrate to MDC's reasonable satisfaction that any warranty claim based upon such repair is a valid warranty claim.

         3) In the event that Federal Express performs such replacement or repair hereunder, MDC shall have the option of staffing such replacement or repair with such technical representatives as it deems necessary to monitor the repairs. Upon receipt of Federal Express' claim for reimbursement with respect to Federal Express Warranty Repairs, MDC shall reimburse Federal Express for an amount equal to the lesser of:

              a) Federal Express direct cost for all Parts and materials incorporated in such repair or replacement plus all reasonable direct labor cost and all reasonable transportation cost incurred by Federal Express in the performance of Federal Express' Warranty Repairs. MDC will establish reasonable standard labor hours therefore and will reimburse Federal Express for such standard hours at Federal Express' direct labor rate (average hourly labor rate, exclusive of fringe benefits, applicable to employees performing warranty repairs) plus a burden of not to exceed fifty percent, provided percent of MDC's direct labor rate. [*



                                                                               ]


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                   [*

                                            ]

              b) the amount which MDC would have charged Federal Express for such repair or replacement had MDC performed such repair or replacement and if such repair or replacement were not under warranty, which amount shall be provided to Federal Express with reasonable documentation to verify such amount to Federal Express' reasonable satisfaction.

         MDC shall reimburse Federal Express within sixty (60) days for any amounts due and owing to Federal Express pursuant to this Article 8.

    G.   Assignment of Warranties

         1) MDC agrees to assign and does hereby assign to Federal Express any and all assignable warranties, service life policies and patent indemnities of manufacturers, suppliers and Subcontractors other than MDC which arise in connection with the Services or Additional Services, and, upon Federal Express request, MDC shall provide to Federal Express, reasonable assistance in enforcing Federal Express' rights under such warranties, service life policies and patent indemnities. Upon Federal Express request, MDC shall give notice to any such manufacturers, suppliers and Subcontractors of the assignment of such warranties, service life policies and patent indemnities.

         2) For those non-MDC Parts installed on the Aircraft during the performance of the Services, excluding the engine or the engine manufacturer's parts and Federal Express Supplied Parts (the "Supplier Warranty Parts"), in the event of a default by the supplier of such Supplier Warranty Parts in the performance of any material obligation under any applicable warranty from such supplier, or in the event of a disclaimer of responsibility by such supplier for any defect constituting a breach of such warranty and upon timely notice thereof to MDC, the warranties and all

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-6

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

              other terms and conditions of this Article 8 shall become applicable as if such Supplier Warranty Parts had been manufactured by MDC except that the warranty period shall be the warranty period as set forth herein or the suppliers warranty period, whichever is shorter and all transportation costs associated with such Supplier Warranty Parts shall be borne by Federal Express.

    H.   Warranty Procedures

         1) All warranty claims shall be submitted in writing to MDC's Warranty Administrator at Long Beach, California and shall include the identity of the Part or document involved, including MDC's part number or identification number, nomenclature and the quantity claimed to be defective; the identity of the Aircraft from which each Part was removed or which document applies; the date the claimed defect became apparent to Federal Express or its agents; the total flight hours accrued on the Part at the time the claimed defect became apparent to Federal Express; and a description of the claimed defect and circumstances.


         2) Federal Express shall pay all costs of transportation of any defective part or document returned to and from MDC's facility in Long Beach, California. In the event such returned part or document is defective, MDC shall reimburse Federal Express for its actual internal transportation costs for such defective parts or documents to and from Federal Express' facility.

         3) MDC shall use reasonable efforts to approve or disapprove in writing Federal Express' warranty claim within two months of receipt of such claim.

    I.   [*


                                                       ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-7

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

         [*
















                             ]

    J.   Limitation of Warranties

         1) THE WARRANTIES PROVIDED IN THIS ARTICLE AND THE OBLIGATIONS AND LIABILITIES OF MDC UNDER SAID WARRANTIES ARE EXCLUSIVE AND IN LIEU OF, AND FEDERAL EXPRESS HEREBY WAIVES, ALL OTHER WARRANTIES OR, GUARANTEES, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ALL PARTS, SERVICES, SPARE PARTS, DOCUMENTS AND MDC TECHNICAL DATA PERFORMED OR DELIVERED UNDER THIS AGREEMENT, ARISING BY LAW OR


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         8-8

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

              OTHERWISE (INCLUDING WITHOUT LIMITATION, ANY OBLIGATION OR LIABILITY ARISING FROM NEGLIGENCE OR TORT OR WITH RESPECT TO FITNESS, MERCHANTABILITY, LOSS OF USE, REVENUE, PROFIT OR CONSEQUENTIAL DAMAGES). PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THE FOREGOING SHALL BE CONSTRUED TO LIMIT OR AFFECT IN ANY WAY MDC'S OBLIGATIONS CONTAINED IN ARTICLE 9 OR ARTICLE 22.






                                         8-9

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

9)  INDEMNIFICATION AND LIMITATION OF LIABILITY

    A.   Indemnification of Federal Express

         1) MDC shall indemnify, defend, and hold harmless Federal Express, its officers, directors and employees from any and all liabilities, damages, losses, expenses, claims, suits or judgments, including reasonable attorneys' fees and expenses, for the death of or bodily injury to any person and for the loss of, damage to, or destruction of any property (except any loss of, damage to, or destruction of any Aircraft) to the extent arising out of [*




                                       ]

    B.   Indemnification of MDC

         1) Federal Express shall be liable for, and agrees to indemnify, defend and hold MDC harmless from any and all liabilities, damages, losses, expenses, claims, suits or judgments, including reasonable attorney's fees and expenses, for the death of or bodily injury to any person and for the loss of, damage to, or destruction of any property arising out of [*







                             ]

**Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         9-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                   [*

                             ]

         2) Federal Express shall be liable for, and agrees to indemnify, defend and hold MDC harmless from any and all liabilities, damages, losses, expenses, claims, suits or judgments, including reasonable attorney's fees and expenses, for the death of or bodily injury to any person and for the loss of, damage to, or destruction of any property arising out of [*






                                                           ].

    C.   Limitation of Liability

         With respect to the transactions contemplated by this Agreement, neither party shall be liable for any consequential damages arising from claims brought by the other.


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         9-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

10) TECHNICAL DATA

    A. Technical Data may be exchanged by the parties during the term of this Agreement. All information contained in the Technical Data is owned by the disclosing party or a third party and is proprietary and confidential to such party; and, except as expressly provided herein, is furnished for use pursuant to this Agreement and not for disclosure to any other party. The recipient agrees to use commercially reasonable efforts to protect and maintain the proprietary and confidential status of the Technical Data. In the event it is necessary to disclose Technical Data to third parties, it is agreed that the recipient will impose upon third parties to whom such disclosures are made, obligations no less stringent than those set forth in this Agreement. The recipient agrees to furnish evidence of said third party Agreement to the disclosing party, if the disclosing party requests such in writing. Except as may otherwise be provided herein, any information in the Technical Data which can be shown to be in any of the following categories shall lose its confidential status upon such a showing:

         1)   that which is in the public domain at the time of disclosure;

         2) that which later becomes a part of the public domain by publication or otherwise, except by breach of this Agreement or any third party under an obligation of confidence;

         3) that which the recipient can establish by competent proof was in its possession at the time of disclosure and was not acquired directly or indirectly from the disclosing party or from a third party under an obligation of confidence:

         4) that which the recipient lawfully receives from third parties on a nonconfidential basis; and


         5) that which is independently developed by the recipient without the use of the Technical Data furnished by the disclosing party under this Agreement.

         Except as provided elsewhere in this or any other contract between MDC and Federal Express, upon cancellation or termination of this


                                         10-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

         Agreement Federal Express agrees not to make use of any information contained in the MDC Technical Data for so long as such information remains in a confidential status except for aircraft support purposes, to ensure continued aircraft operation, modification, maintenance and repair and MDC agrees not to use any of the Federal Express Technical Data for so long as such information remains in a confidential status except for the performance of Services under this Agreement.
         Technical Data shall be identified with an appropriate legend, marking or stamp or other positive written identification; provided, however, that failure of the disclosing party to mark, stamp or identify any Technical Data shall have no effect on the confidential status of such Technical Data if the recipient knew, or should reasonably have known, that the disclosing party considers such Technical Data to be confidential.

    B. Where MDC Technical Data is included in or used by Federal Express to prepare documentation to accomplish a portion of the Specifications, that MDC Technical Data shall remain MDC Technical Data.

    C.   Injunctive Relief

         1) The parties agree that in the event either party violates or threatens to violate the provisions of this Article 10 as it pertains to their respective Technical Data, the other party may be entitled to obtain from a court of competent jurisdiction preliminary or permanent injunctive relief as well as an equitable accounting of all profits or benefits arising from such violation which rights and remedies shall be cumulative and in addition to any other rights or remedies at law or in equity to which such party may be entitled.

    D.   License Agreement

         1) Nothing contained in this Article 10 shall be deemed to amend, supersede or limit the terms of any currently valid license agreement(s) between Federal Express and MDC and the


                                         10-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

              terms of any and all of such other license agreement(s) shall remain in full force and effect and unchanged by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, there shall be no royalty or any other additional charge for any Technical Data unless expressly provided in this Agreement.

    E.   [*










                                                                               ]


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         10-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

              [*

                                  ]

















*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                         10-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

11) NOTICES

    A. All notices, approvals, requests, consents, invoices and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when received if hand-delivered, sent by telex, sent by courier or Federal Express service or sent by certified or registered mail, addressed as follows:

IF TO MDC:

    McDonnell Douglas Corporation
    3855 Lakewood Blvd.
    Long Beach, California  90846
    Attn.:  MD-10 Program Manager
                   Product Support

    Fax No. 310-497-6367
    SITA Code  TOAMD7X
    Telex No.  674359

IF TO FEDERAL EXPRESS:

    Federal Express Corporation
    3101 Tchulahoma
    Memphis, Tennessee 38194-54XX
    Attn.: MD-10 Contract Officer (or as otherwise notified)

AND WITH REGARD TO ANY CHANGES OR CERTIFICATION CHANGES, WITH A COPY TO:

    Federal Express Corporation
    3101 Tchulahoma
    Memphis, Tennessee 38118
    Attn.:  Manager, Aircraft Project Engineering


                                         11-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

12) ASSIGNMENT

    This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns but, neither the rights nor the duties of either party under this Agreement may be voluntarily assigned, in whole or part, without the prior written consent of the other party, which is not to be unreasonably withheld. It is understood that subcontracting by MDC shall not be considered an assignment in the sense of this clause, provided that under no circumstances shall subcontracting be considered as releasing MDC from any of its obligations under this Agreement. Either party shall be entitled to assign all or part of this Agreement to a wholly-owned subsidiary; and Federal Express shall be entitled to assign all or part of this Agreement to any third party in connection with any transaction for the financing of one or more of the Aircraft; provided that under no circumstances shall the foregoing be considered as releasing any party from any of its obligations under this Agreement.


                                         12-1

                                                                        9/11/96
                                                       AGREEMENT NO. DAC 96-29M


13) SPECIFICATION CHANGES

    A. It is expressly understood and agreed that the MD-10 program is a development program. Accordingly, changes to the Specifications within the general scope of this Agreement may be required to define solutions necessary to achieve the Baseline Functionality. Such design iterations and related changes shall not be considered as Customer Requested Functionality Changes and there shall be no additional charge to Federal Express for any such changes prior to ACF certification. In the event that there are Interface Problems that occur in developing design solutions which satisfy the Specifications, the correction of any such Interface Problems as required to satisfy the Specifications and ensure full functional compatibility between various elements of the Specification shall be the responsibility of MDC and shall not be considered Customer Requested Functionality Changes.

    B. Except as may be otherwise provided in this paragraph or elsewhere in this Agreement, and except where the change affects form, fit, function, Parts interchangeability, tooling, maintainability, crew work load, flight training, maintenance training, or certification, MDC may make changes in the design of, or make improvements to, any of the Services or manner of performing the Services which may be ordered hereunder, pursuant to the procedure outlines in Paragraph 13.E. MDC may make such changes without obligation to make such changes in any Services performed prior to such change.

    C. MDC shall create an MD-10 Change Control Board (MD-10 CCB) consisting of the various process disciplines (e.g. estimating, planning, pricing, engineering, etc.) necessary to review proposed changes. The MD-10 CCB shall be in effect for the term of this Agreement. Federal Express may have one or more representatives present during the MD-10 CCB meetings. It is understood the place of these meetings will be at MDC's Long Beach, California facility, and the meetings will be held in accordance with a mutually agreed schedule.


                                         13-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


    D. Federal Express and MDC may, at any time, request changes for review by the MD-10 CCB which may or may not affect Functionality as defined in the Specifications relating to the Services or the time or rate of delivery.

    E. Except as defined in Paragraph A, upon any request by Federal Express or MDC for a change as provided in Paragraph C. above, MDC or Federal Express may be entitled to an equitable adjustment in price, schedule or other terms and conditions in accordance with the following procedures:

         1) Federal Express or MDC shall request a change by providing a change request form (Exhibit T - Supplier Change Proposal , DAC 26-710) which form shall be mutually agreed to between Federal Express and MDC, which details the scope of the change. Such change request shall be presented by either party for review at the next scheduled MD-10 CCB. The MD-10 CCB shall review the proposed change for technical validity, and to determine if the proposed change is above (impacts Specification wording) or below (no impact to Specification wording) Specification level.

              a) For Specification changes (above specification level), Federal Express shall complete all required information on the change request form for formal submittal to the MD-10 CCB. The change request form shall provide a detailed description of the scope of the change, as well as the proposed changes to the actual wording in each of the affected Specifications. The change request form shall be submitted at the next scheduled MD-10 CCB meeting, and MDC shall respond within an agreed time period with MDC's pricing proposal, technical recommendations, impact to weight, dispatch reliability, certification, implementation schedule and other factors. Within the allowed time, MDC shall provide the applicable pricing and other information at the next scheduled MD-10 CCB meeting for review by Federal Express and MDC

                                         13-2

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


              for approval. If accepted by Federal Express and MDC, the change request form shall be executed by the authorized representatives of both parties and upon such execution shall constitute an amendment to this Agreement.

    F. The terms and conditions of this Agreement may be amended from time to time by means of:

         1)   An ASR, pursuant to the provisions of Article 3.

         2) A change request form, pursuant to the provisions of this Article 13, or

         3)   by other written amendments duly signed by both parties;

              The ASR, and such other written amendments shall not be binding on either party until signed by the authorized representatives of both parties and upon being so signed shall constitute amendments to this Agreement in accordance with the provisions of this
              Article 13.

    G. Federal Express' Engineering and Technical personnel may, from time to time, render assistance or give technical advice to, or effect an exchange of information with MDC's personnel in a liaison effort concerning the Services. Such assistance, advice, or exchange of information shall not be considered a Customer Requested Functionality Change nor shall such change allow MDC to deviate in any manner from the provisions of this Agreement. Customer Requested Functionality Changes shall only be authorized if they are directed in writing by those persons authorized to give such an order as specified in Article
         3. MDC's compliance with any order, direction, interpretation or determination either written or oral, from someone other than a person designated as being authorized to issue change orders shall be at MDC's risk and Federal Express shall not be liable or otherwise responsible for any increased cost, delay in performance or nonconformance by MDC with the provisions of this Agreement.


                                         13-3


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                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


14) DOCUMENTATION

    A.   Document Revision

         MDC shall integrate the MD-10 peculiar data into the existing Federal Express DC-10 aircraft manuals or United/American manuals (except the Flight Crew Operating Manual) and documents in the current style and formats that reflect changes to the Aircraft resulting from the performance of the Services included in this Agreement as required such that the documents reflect the Aircraft as Redelivered. This does not include Federal Express' peculiar engineering orders or Federal Express Technical Data which deviates from MDC service bulletins. As a result of the performance of the Services included in this Agreement, MDC will supply Federal Express with a Flight Crew Operating Manual which is based on the style and format of the MD-11 Flight Crew Operating Manual. Federal Express and MDC agree to form a working group to work toward a goal of merging the MD-10 and MD-11 manuals where possible.

    B.   Document Media

         MDC agrees to pursue conversion of the basic DC-10 Operational & Maintenance data into a Standardized Generalized Markup Language environment (SGML). SGML manuals will be provided based on an MDC
          Document Type Definition', which is compatible with existing MDC manual formats. (Note: The DC-10 Technical Publications manuals will not be rewritten to be ATA 2100 compliant). MDC agrees to provide the documents listed below in MDC SGML format no later than December 2002. All documents authored in MDC SGML shall be capable of being viewed and printed by any document viewer which is fully SGML compatible. In the event MDC SGML is not fully SGML compatible then MDC shall provide to Federal Express the MDC document type definitions.

         1)   Flight Crew Operating Manual
         2)   Maintenance Manual
         3)   Illustrated Parts Catalog
         4)   Structural Repair Manual


                                         14-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


         5)   Wiring Diagram Manual/Equipment List
         6)   Troubleshooting Guide
         7)   Aircraft Schematics Manual
         8)   Powerplant Build-up
         9)   Nondestructive Test
         10)  Cargo Loading Manual (Upper)
         11)  Cargo Loading Manual (Lower)
         12)  Component Maintenance Manuals (DAC) - On an attrition basis
         13)  MMEL
         14)  New Service Bulletins
         [*

              ]

    C.   Manuals and Documents


         1)   Documents Provided

              It is understood that these will be fully integrated documents and will not be supplemental manuals. Unless otherwise specified herein, such documents shall be furnished in the quantities specified by MDC at no additional cost to Federal Express. Additional copies of the documents shall be made available at MDC's then current published prices. Such documents shall be prepared in the American English language and as may otherwise be required to reflect the Aircraft instrumentation.

         2)   ATA Specifications

              Unless otherwise noted, all documents specified are prepared in general accordance with ATA Specification 100, Revision 14, or later as MDC may adopt. All other documents shall be provided to MDC's existing commercial practices.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         14-2

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


         3)   Shipment

              All documents shall be shipped surface F.O.B. shipping point to Federal Express' designated point in the continental United States of America.

         4)   Revision Service

              Where revision service has been identified as applicable to a document such revision service shall be provided for five years following Redelivery of the last Aircraft, unless otherwise noted. Subsequent revision service may be purchased at the then current prices specified in the Services and Support Catalog.

         5)   List of Documents

              The following identified documents to be provided in support of the Aircraft. The explanation of the table is as follows:

COLUMN HEADING                        EXPLANATION OF CODE

    1    DOCUMENT            Title of Document provided.
    2    MEDIUM              1  =  Print 2 Sides, Drill & Fold
                             2  =  Print 1 Side, Drill & Fold
                             3  =  Print 1 Side, No drill & Fold
                             4  =  Microfilm (Diazo)
                             5  =  Microfilm (Silver Negative)
                             6  =  Magnetic Tape (Reel)
                             7  =  3 1/2 Floppy Disk
                             8  =  Indexed Aperture Cards (or digital format
                             (.DWG or .IGES) format, if available)
                             9  =  On-line Downloadable
                             10 =  Digital Media in MAC readable format
                             *  =  See REMARKS Column
    3    REV                 Revision:
                             Y  =  Scheduled Revision Service Applies
                             N  =  Revision Service Not Applicable
                             S  =  Revised as Required by MDC
                             *  =  See REMARKS Column
4   QTY                      Quantity:
                             (Number)       =     Quantity per this Agreement
                             (Number) PER   =     Quantity per Aircraft
                             *              =     See REMARKS Column


                                         14-3

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M

    5,6  DEL                 Delivery:
                             ASAP  =   As Soon As Possible following the
                                       Agreement execution.
                             ATD   =   At Time of Redelivery of first Aircraft.
                             ASAV  =   As Soon As Available
                             PTD   =   Prior To Redelivery
                             *  =  See REMARKS Column

-------------------------------------------------------------------------------------------------------------------------
                   1                             2         3         4         5              6                   6

               DOCUMENT                       MEDIUM      REV       QTY       DEL             DEL               REMARKS

                                                                             P-F A/C        ACF A/C
-------------------------------------------------------------------------------------------------------------------------
  1.  Aircraft Recovery Manual                     1       S           3         PTD            PTD
-------------------------------------------------------------------------------------------------------------------------
  2.  Airline Data Report                          1       Y           4         ATD          10/1/98
-------------------------------------------------------------------------------------------------------------------------
  3.  Aircraft Maintenance Manual Series 10      1,2,6     Y         1,4,1     7/1/97         10/1/98
-------------------------------------------------------------------------------------------------------------------------
  4.  Aircraft Maintenance Manual Series 30      1,2,6     Y         1,4,1       PTD          10/1/98
-------------------------------------------------------------------------------------------------------------------------
  5.  Cargo Loading Manual (Upper) (As long        1       N           6         ATD          5/1/99
      as it remains the currently defined
      DC-10 or MD-11 system)
-------------------------------------------------------------------------------------------------------------------------
  6.  Cargo Loading Manual (Lower)                 1       N           9         ATD          5/1/99
-------------------------------------------------------------------------------------------------------------------------
  7.  MDC Component Maintenance Manual            1,4      Y          3,2        ATD          1/5/99
-------------------------------------------------------------------------------------------------------------------------
  8.  Electrical Load Analysis                     2       N           1         ATD            ATD
-------------------------------------------------------------------------------------------------------------------------


                                         14-4


                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

-------------------------------------------------------------------------------------------------------------------------
  9.  FAA Approved Airplane Flight Manual          2       Y         1 per       ATD            ATD
-------------------------------------------------------------------------------------------------------------------------
 10.  Flight Crew Operating Manual               1, 10     Y         10, 1     6/1/97         12/1/98
-------------------------------------------------------------------------------------------------------------------------
 11.  Ground Equipment Manual                      1       Y           4         ATD            ATD
-------------------------------------------------------------------------------------------------------------------------
 12.  Illustrated Parts Catalog                  2,5,6     Y         3,1,1     3/15/97        3/15/99
-------------------------------------------------------------------------------------------------------------------------
 13.  Illustrated Tooling & Equipment             1,5      Y          8,1        ATD          3/1/99
-------------------------------------------------------------------------------------------------------------------------
 14.  Lamm Schematic Manual                        1       N          150       ASAV           ASAV
-------------------------------------------------------------------------------------------------------------------------
 15.  Master Minimum Equipment List               1, 10    Y          8, 1      ASAV           ASAV
-------------------------------------------------------------------------------------------------------------------------
 16.  MD-10 Troubleshooting Guide (Including     1,3, 6    Y         2,1,1       ---          3/1/99
      DC-10 common data)
-------------------------------------------------------------------------------------------------------------------------
 17.  MD-10 Schematics Manual (Including         1,3, 6    Y         2,1,1       ---          6/1/99
      DC-10 common data)
-------------------------------------------------------------------------------------------------------------------------
 18.  Nondestructive Test Manual Series 10         1       Y           4       3/15/97        3/15/99
-------------------------------------------------------------------------------------------------------------------------
 19.  Nondestructive Test Manual Series 30         1       Y           4       3/15/97        3/15/99
-------------------------------------------------------------------------------------------------------------------------
 20.  Powerplant Build-Up Series 10                1       Y           3       7/15/97        7/1/98
-------------------------------------------------------------------------------------------------------------------------
 21.  Powerplant Build-Up Series 30                1       Y           3       7/1/98         7/1/98
-------------------------------------------------------------------------------------------------------------------------
 22.  Product Support Supplier Agreements Manual   1       N           7         ATD            ATD
-------------------------------------------------------------------------------------------------------------------------
 23.  Production Flight Procedures Manual          1       N           1         ATD            ATD
-------------------------------------------------------------------------------------------------------------------------
 24.  Recommended Spares Parts List                *       Y           1         ---            ---
-------------------------------------------------------------------------------------------------------------------------
 25.  New Service Bulletins                      1, 10     Y         7, 1       ASAV           ASAV
-------------------------------------------------------------------------------------------------------------------------
 26.  Structural Repair Manual Series 10         1,5,6     Y         1,1,1     5/1/97         5/15/99
-------------------------------------------------------------------------------------------------------------------------
 27.  Structural Repair Manual Series 30         1,5,6     Y         1,1,1       PTD          5/15/99
-------------------------------------------------------------------------------------------------------------------------
                                         14-5



                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M

-------------------------------------------------------------------------------------------------------------------------
 28.  Wiring Diagram Manual & Equipment List     1,3,6     Y         1,2,1     7/1/97         3/15/99
-------------------------------------------------------------------------------------------------------------------------
 29.  Weight and Balance Manual on Board           1       Y         1 per       ATD            ATD
      (Chapters 1 & 2)
-------------------------------------------------------------------------------------------------------------------------
 30.  Weight and Balance Manual (Office Copies)    1       Y           3         ATD            ATD
-------------------------------------------------------------------------------------------------------------------------
 31.  Flight Environment Fault                     1       Y           3       7/1/97           ---
      Indications Manual
-------------------------------------------------------------------------------------------------------------------------
 32.  Turnaround Fault Isolation Manual            1       Y           3       7/1/97           ---
-------------------------------------------------------------------------------------------------------------------------
 33.  All Conversion Drawings                      8       Y           1        ASAV            ASAV
-------------------------------------------------------------------------------------------------------------------------


+ AFM Appendix 11 and 19 shall be added to American Airlines AFM and Appendix 22 to the United Air Lines AFM.

++ MDC shall identify the long lead items at a joint Federal Express/MDC provisioning conference which shall be held no later than one year prior to Redelivery of Aircraft no. 15.


                                         14-6

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


    D.   Onboard Maintenance Terminal

         MDC shall provide the following databases:

         1) MD-10 FAULT REPORTING DATABASE (FRDB) -The technical content of the MD-10 FRDB shall be based on a 6-digit, ATA-100 coded failure indication system which can be used on both MD-10 and MD-11 aircraft. The design of this failure indication database shall be based off of the MD-11 Fault Reporting Manual, modified as required to fit within a 6-digit coding system. MDC and Federal Express agree to mutually participate in a commercially reasonable effort to develop the MD-10 FRDB. The FRDB shall be delivered in a format that is compatible with the Microsoft Access relational database program.

         2) MD-10 FAULT MESSAGE DATABASE - MDC shall develop a separate and distinct Fault Message Database (FMDB) for the MD-10, the format of which shall be in general in accordance with the existing MD-11 FMDB. The MD-10 FMDB shall be delivered to Federal Express on electronic media at least ninety days before Redelivery of the first Aircraft. Update to the MD-10 FMDB shall be included in the revision service currently in place for the MD-11 FMDB. The goal is to begin with the MD-11 FMDB, delete those entries which do not apply to the MD-10 and add new entries which are specific to the MD-10. The relational links between the FMDB and the FRDB will be contained in the FMDB.

    E.   Vendor  Documents

         MDC agrees to make every reasonable effort with vendors, on the behalf of Federal Express, to provide revisions to the following documents that reflect changes made to the Aircraft resulting from the performance of the Services by MDC.

         1)   Vendor Component Maintenance Manual

         2)   Flight Management System Pilot Guide


                                         14-7

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


    F.   Right of Review

         At all times during the term of this Agreement, on a non-interference basis, Federal Express reserves the right to review all available modification and maintenance documentation including, but not limited to, drawings, maintenance work cards, engineering orders and manual revisions to insure compliance with the Specifications. At no additional charge and at the request of Federal Express, MDC shall provide copies of such documentation to the FAA if required by the FAA for addition of the Aircraft onto Federal Express' operations specifications. MDC shall promptly provide, any additions or clarifications to any applicable MDC documentation to the extent required by this Agreement or the FAA related to the performance of the Services.

    G.   Master Minimum Equipment List (MMEL) Design

         1) A minimum of 45 days prior to the initial FAA Flight Operations Evaluation Board (FOEB) meeting to address ACF configured aircraft, MDC shall deliver to Federal Express a preliminary copy of the MMEL that is to be presented to the FAA, as well as all necessary data required to substantiate proposed MMEL relief including proposed or anticipated procedures.

         2) MDC shall deliver to Federal Express a MEL Procedures Manual and an FAA approved MMEL one week after the FAA releases the approved MMEL. The MMEL proposed by MDC will provide maximum operational relief for inoperative equipment permitted by the FAA (without consideration of restrictions based on non-US regulatory or non-regulatory requirements [e.g. manufacturer or other operator policies]) MDC further agrees to negotiate in Federal Express' behalf with regulatory authorities in seeking FAA approval of MMEL relief.


                                         14-8

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


    H.   Maintenance Program

         A minimum of one hundred eighty days prior to Redelivery of the first Aircraft, MDC shall deliver to Federal Express an FAA approved Maintenance Review Board Document (MRB) based on the latest revision of MSG-3 and the Maintenance Planning Document (MPD) and associated work cards. The initial target intervals shall be no less than current industry average intervals. The FAA approved MRB and MPD shall be revised and delivered to Federal Express ninety days prior to Redelivery of the first Aircraft upon which the ACF Modification Services have been performed to incorporate required amendments resulting from the ACF Modification.


                                         14-9

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M



15) APPLICABLE LAW

    This Agreement shall be construed and the performance hereof shall be determined according to the laws of the State of New York, United States of America, excluding its laws regarding conflict or choice of law.







                                         15-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M

16) TRAINING


    Federal Express may request maintenance technical training and flight training related to the Services which shall be subject to separate contractual negotiations.




                                         16-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


17) SIMULATOR

    Subject to separate contractual negotiations, MDC will provide parts and MDC Technical Data necessary for the manufacture of an MD-10 simulator or upgrade of its existing DC-10 simulators to reflect the MD-10 configuration.


                                         17-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


18) PARTS AND MATERIALS


    A.   Parts


         1) In the event that a Part is not available in accordance with MDC's modification plan, MDC shall use its commercially reasonable efforts to establish a "work-around" plan which will enable such Part to be installed at a later date prior to the Scheduled Redelivery Date of the affected Aircraft, provided, however, that nothing contained in this Article 18 shall reduce, limit or negate MDC's obligation to Redeliver each Aircraft in accordance with the Schedule.

         2) MDC and its subcontractors shall supply all available technical documentation, teardown data(including maintenance release tags and repair findings), and testing reports related to the Services or Additional Services. (Ref: GMM 9-1-100 Item 3 E 1 through 6)

         3) All Recoverable Parts or Rotable Parts removed from the Aircraft by MDC shall have a Federal Express Rotable or Recoverable Parts Tag or FAA (8130-3) equivalent completed and attached.

         4) Unless otherwise approved in advance by Federal Express' Representative in writing, all Parts provided by MDC for performance of the Services (excluding Parts which are removed from the Aircraft and which will be returned to the Aircraft) shall be new, unused Parts that conform to current manufacturers' standards ("New Parts").

         5) Federal Express' representative or its designee may in its sole discretion, agree to accept USZTSO in lieu of New Parts for the Services provided that the fixed price for Services defined in Exhibits A through J, that include such Parts shall be reduced by the difference between the price contained in Exhibits A through J for a New, Unused Part and the price for a USZTSO Part. Any USZTSO Parts installed by MDC shall be certified by


                                         18-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


              a FAA approved repair station on Federal Express' approved vendor list.

         6) All Parts to be used in the performance of the Services shall comply with applicable United States airworthiness regulations, FARs, all requirements of the FAA, the Specifications, and the GMM.

         7) MDC shall be responsible for accumulation, inventory, storage, and record accountability including, but not limited to, current Aircraft issues, for all Parts from receipt to installation on an Aircraft. MDC shall be responsible for the replacement or repair of any Parts (including, but not limited to, Federal Express Supplied Parts) lost or damaged while in MDC's control.


              a) For all Parts that are removed prior to or during performance of the Services and are to be reinstalled on the Aircraft, or permanently removed, or are unused Federal Express Supplied Parts, MDC shall tag such Part in accordance with the FAA approved Repair Station Manual. Federal Express shall determine the appropriate disposition of such Parts at or prior to the Redelivery of each Aircraft. The tag shall indicate the status of the Part when removed (i.e. Okay to install, rework, or reject) which shall be determined by either operation of the Part during acceptance and ferry flights to the Conversion Facility or by an On Aircraft Test Procedure (OATP) after arrival at the Conversion Facility and if available, the time and cycles since new or last overhaul. MDC reserves the right to have an MDC licensed mechanic or other qualified person perform a general inspection of each Aircraft prior to or following its ferry flight, as necessary to accomplish the above activities.


                                         18-2

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


              b) In addition to the tag referenced above, Parts that are removed prior to or during performance of the Services and are to be reinstalled on the Aircraft or permanently removed, or are unused Federal Express Supplied Parts shall have the applicable Federal Express tag attached.

              c) MDC shall maintain a material management system adequately staffed with qualified personnel to handle receipt, inventory, warehousing, quality control, inspection, storage, transportation, packaging, issue, and disposition of Parts. Federal Express shall have the right to audit the record keeping and storage management operations established by MDC pertaining to Services or Additional Services on any Aircraft.

              d) Federal Express and MDC shall dispose of permanently removed, or unused Federal Express Supplied Parts, in accordance with the Federal Express Representative's instructions as soon as practicable, but in no event more that seven (7) days after the receipt of such instructions. In the event Federal Express has not informed MDC of the intended disposition of such Parts prior to or at Delivery of each Aircraft, MDC may, upon thirty (30) day notice, charge Federal Express a separate, reasonable fee for the storage of such Parts from each individual Aircraft. Storage shall not exceed three (3) months from the date of Redelivery of the applicable Aircraft. Disposition of such Parts shall be at the expense of Federal Express.

              e) All Federal Express Supplied Parts and removed equipment shall be stored, transported, and shipped in Federal Express supplied shipping containers. If Federal Express does not provide shipping containers, packaging appropriate to prevent damage to such Parts and in accordance with aircraft industry standards shall be at the expense of Federal Express.


                                         18-3

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


         8) All Rotable Parts and Recoverable Parts (in addition to those included in the Federal Express Supplied Parts but excluding Rotable Parts specifically required by the applicable Specification) required for the support of the Aircraft during the Services will be furnished and maintained by Federal Express, except as otherwise mutually agreed to between Federal Express and MDC. Such Rotable Parts and Recoverable Parts will be furnished to the Conversion Facility prior to the MDC required date by Federal Express. A listing of Rotable Parts and Recoverable Parts, if such components are determined to be necessary, will be mutually agreed to by the Parties.

    B.   Supply of Parts, and Materials

         1) Except for Federal Express Supplied Parts, MDC shall provide all Parts and Expendable and Consumable Materials and all tooling, equipment, facilities and fixtures, which are necessary for the performance of the Services and Additional Services, except as expressly provided herein. MDC shall be responsible for the timely procurement of the Parts, except for Federal Express Supplied Parts, to ensure completion of the Services in accordance with the terms and conditions of this Agreement.

         2) MDC shall have access to the Federal Express Maxi Merlin parts and component control system. Federal Express will furnish the equipment and training required to make the Maxi-Merlin entries. MDC shall provide to Federal Express applicable MDC Technical Data pertaining to MDC Parts as required by the GMM, and MDC will perform all data entry into the Maxi-Merlin system for all Parts on the Aircraft which require Maxi-Merlin entry.


                                         18-4

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


19) FEDERAL EXPRESS SUPPLIED PARTS

    A. Federal Express is hereby granted the option to furnish any Parts required to perform the Services or Additional Services. Such option shall only be valid prior to MDC's issuing a written purchase or exchange commitment or fully becoming engaged in negotiations and provided that Federal Express shall give MDC notice of its intent in writing to provide such Parts by not later than six (6) months prior to the Delivery of the applicable Aircraft unless otherwise provided in an ASR Form, or as otherwise agreed.

    B. Upon notification by Federal Express, as stipulated in Paragraph 19.A. above, of its intent to supply Parts or Services which were to be provided by MDC as a part of any fixed priced Services or Additional Services, MDC shall, within two (2) weeks, issue a proposed credit in writing for the applicable Aircraft in an amount equal to the amount charged by MDC in the fixed price for the specific Services or Parts to be supplied by Federal Express. MDC will document to Federal Express' reasonable satisfaction the amount of the credit to which Federal Express is entitled pursuant to this Article 19. Federal Express shall notify MDC in writing within two (2) weeks of receipt of the proposed credit of Federal Express' response to the proposed credit. Upon mutual agreement of the proposed credit amount between MDC and Federal Express, MDC shall issue a credit for such applicable Aircraft for the mutually agreed amount.

    C. MDC assumes full responsibility for the handling and storage of Federal Express Supplied Parts to protect them from damage or deterioration. Deterioration does not include items deteriorated due to the lapse of shelf-life or other inherent deterioration. Federal Express Supplied Parts shall be isolated from MDC's parts and MDC shall ensure limited access to, and security for, Federal Express Supplied Parts.

    D. Federal Express shall furnish to MDC, at the Conversion Facility, the Federal Express Supplied Parts set forth in Exhibit P by the applicable date set forth in Exhibit P. Federal Express shall also provide


                                         19-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


         Technical Data in the form of specifications for Federal Express Supplied Parts ("Parts Technical Data"), consisting of, but not limited to a written detailed description of the dimensions, weight and all information necessary for the installation and operation thereof. Such dimensions and weight shall not thereafter be revised unless authorized by an amendment to this Agreement. Federal Express shall also provide Technical Data in the form of engineering information for the implementation of Federal Express Engineering Orders ("Engineering Technical Data"), consisting of, but not limited to all instructions necessary for installation and operation thereof. Federal Express shall furnish all such Technical Data by the dates specified in Exhibit P. Specific data requirements unique to MDC's internal process which normally would not be required in Federal Express operations shall be the responsibility of MDC unless Federal Express data exists which can be used to satisfy MDC's internal requirements or Federal Express has not imposed on its suppliers either MDC's Commercial Product Support Agreement 12-100 or a tailored version thereof which has been mutually agreed to between MDC and Federal Express. Notwithstanding any other provision of this Agreement, Federal Express is not obligated to deliver any Engineering Technical Data more than three (3) months prior to the Delivery Date of the applicable Aircraft.

    E. Federal Express agrees, represents and warrants that each item of Federal Express Supplied Parts to be furnished by Federal Express shall be new, or if not new, have an FAA Serviceable Tag or equivalent.

    F. In the event that a Federal Express Supplied Part or Engineering Technical Data or Parts Technical Data is not available due to a late delivery or not meeting form, fit or function in accordance with MDC's original production plan, MDC shall use its commercially reasonable efforts to establish a "work-around" plan which will enable such Part to be installed at a later date prior to the scheduled Redelivery Date of the affected Aircraft. MDC will minimize any resulting costs and effects on schedule in developing a "work-around" plan. All reasonable costs


                                         19-2

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


         incurred by MDC in establishing a "work-around" plan shall be paid by Federal Express and the Redelivery date for the affected Aircraft shall, if necessary, be adjusted accordingly. An ASR form reflecting cost and schedule affects shall be signed by both parties in accordance with Article 3 herein.


    G. Provided that Federal Express has satisfied its obligations under Paragraph 19.E. MDC shall incorporate, integrate and interface Federal Express Supplied Parts into MDC's designs, specifications, drawings, test plans, certification plans, conformity inspection plans, etc. as necessary to Redeliver the Aircraft in an FAA conformed and certified configuration and in accordance with the Specifications.




                                         19-3

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


20) REGULATORY REQUIREMENTS


    A. MDC shall during the term of this Agreement, or in respect of any Aircraft, during the period ending upon Redelivery:

         1) at all times meet the technical and operational requirements of an FAA certified repair station authorized to perform the Services and Additional Services and shall maintain an FAR Part 145 Certificate which shall include the appropriate ratings for performance of the Services and Additional Services;

         2) at all times perform the Services and Additional Services in accordance with the requirements of the Specification, any applicable ASR forms and Master Job Control Sheets, this Agreement, all applicable law and FARs, the FAA, and any other US governmental body having jurisdiction over the Services or Additional Services;

         3) promptly correct, in a manner reasonably satisfactory to Federal Express and satisfactory to the FAA, any discrepancies in the Services that are not in compliance with the applicable regulations and duly report all such discrepancies to Federal Express and the FAA;

         4) promptly provide a copy of the items reportable in accordance with FARs to Federal Express;

         5) provide Federal Express all appropriate records required to comply with the FARs;

         6) be responsible for preparing FAA Form 337 in accordance with the FARs for the Services in order to maintain or secure, as applicable, the FAA Certificate of Airworthiness as follows:

              a)   Execute at least in duplicate;

              b)   Provide a signed copy of the form to Federal Express;

              c) Forward a signed copy of the form to the local FAA District Offices within forty eight (48) hours after the Aircraft is approved for return to service; and


                                         20-1

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


              d) obtain FAA approvals as required for return to service to cover all major repairs, and alterations accomplished during the Service;

         7) classify major and minor repairs in accordance with the FAA regulations and the GMM.

         8) maintain the appropriate data and records to prepare the maintenance records, alteration and repair reports required by FAA Form 337 and all applicable FARs;

         9) provide component serviceable tags for all repaired, overhauled or exchanged components provided by MDC in accordance with all applicable FARs and the GMM;

         10) be responsible for accomplishing all sign-off's for routine work task card inspection items in accordance with the GMM;

         11) provide service engineering and quality control to ensure that the Specifications and requirements of this Agreement are completely and accurately adhered to;

         12) promptly report to Federal Express' representative any discrepancies between FAA requirements and MDC operations as noted or reported to MDC by the FAA;

         13) be responsible for completing and reporting malfunction or defect Reports for all items required under the FARs to its FAA assigned airworthiness inspector per the FARs and provide one (1) copy to Federal Express' Representative;

         14) provide to Federal Express records of all Services, Additional Services, discrepancies, defects, component and piece part removals, along with the related teardown findings as required by the GMM;

         15) maintain the necessary Technical Data and records to assist Federal Express in the preparation of alteration and repair reports required by the FARs;

         16) not accomplish any Services or work other than the Services specifically described in the Specifications of this Agreement


                                         20-2

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


              without prior written authorization from Federal Express' Representative in the form of an ASR Form;

         17) be responsible for signing-off the Airworthiness Release in Federal Express' Aircraft Maintenance Logbook at the time of Redelivery in accordance with the GMM;

         18) be responsible for accomplishing all buy-backs/sign-off's for Federal Express' Required Inspection Items ("RII's") as identified in the GMM; and

         19)  complete Federal Express' Special Non Routine Maintenance Form
              (SNRM), Aircraft Maintenance Log (AML) and Component Serviceable/Repair Tags for all service transactions accomplished, discrepancies, defects, Part removals, along with the related teardown findings and repair billing information. MDC shall complete these documents in accordance with the related teardown findings and repair billing information. MDC shall complete these documents in accordance with the GMM; and

         20) After completion of the Services or Additional Services, if any, for each Aircraft, MDC shall certify the Aircraft in accordance with Article 31, and provide manuals and documentation in accordance with the Agreement.

    B.   [*



                                                                          ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         20-3

                                                                         9/11/96

                                                      AGREEMENT NO.  DAC 96-29-M


    [*









                                       ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                         20-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

21)  ACF SYSTEM VALIDATION AND CERTIFICATION TEST
     A.   [*















                                        ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      21-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          [*

















                                                                      ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      21-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               [*




                                             ]
B. As part of the Services, an ACF Flight Test program shall be conducted at an appropriate mutually agreeable location to accomplish the objective of meeting FAA requirements for airworthiness certification of the ACF Modification.

     1) MDC shall prepare a detailed Flight Test schedule, including a Flight Test aircraft utilization schedule, no later than one (1) year prior to the start of the Flight Test program. This schedule shall be primarily based on two concurrent operational Aircraft for the duration of the Flight Test program. The third Aircraft will be used for Aircraft configuration specific testing.

     2)   [*

                              ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      21-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     3)   MDC shall use commercially reasonable efforts to complete all
          required Flight Testing within [*   ] of ground testing and [*   ] of
          flight testing.

     4) Selection of the primary flight test location shall be made no later than one (1) year prior to commencement of said testing.

     5) Federal Express will provide fifty percent of all flight crew requirements for each Aircraft for the Flight Test program as defined by the Flight Test schedules. These crews shall be "On-Call" within a reasonable notification period. In the event Federal Express cannot supply flight crew to support Flight Test activity, due to operational needs, MDC shall provide additional flight crew personnel
          at a cost to Federal Express not to exceed [*        ] per hour of
          flight time..

     6) Federal Express will supply qualified maintenance personnel to provide turnaround and servicing to the Flight Test Aircraft. These crews shall be "On-Call" within a reasonable notification period. The assigned duties of these personnel is to be jointly developed, and reviewed periodically to update personnel requirements.

     7) Federal Express will provide all necessary ground support equipment to support the Flight Test program at the primary Flight Test site, to the extent it is not currently available at any MDC flight test location, as follows (GSE required for secondary Flight Test sites, as applicable, is to be provided by Federal Express and shall be mutually agreed):


            EQUIPMENT DESCRIPTION                                  SHIP 1   SHIP 2   SHIP 3  COMMON   TOTAL
    AIRCRAFT C2 TYPE AIRSPEED TESTER                                                            1       1
    ANGLE OF ATTACK TRANSDUCER TOOLS                                                            1       1
    BREAK OUT BOXES AS REQUIRED FOR AIRCRAFT MAINTENANCE                                        1       1
    GROUND POWER "ISLAND" STEP DOWN TRANSFORMER, 440 DOWN TO 110      1        1        1               3
    TUG CAPABLE OF TOWING, AIRCRAFT AT MAXIMUM GROSS WEIGHT                                     1       1
    TUG(S) FOR MOVING EQUIPMENT, JACKS, STANDS, ETC.                                            2       2
    FORK LIFT:  SHOP TYPE                                                                       2       2
    AIRCRAFT CARGO LOADER                                                                       1       1

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      21-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

    HYDRAULIC TEST STAND (MULE)                                                                 2       2
    BRAKE BLEED CART                                                                            2       2
    AIRCRAFT FUSELAGE/WING JACK SET, WITH ONE SPARE WING AND NOSE                               1       1
    COMPLETE SET OF JACK PADS                                         1        1        1               3
    AXLE JACK SET, WITH ONE SPARE                                                               1       1
    NITROGEN TO SERVICE A/C TIRES, STRUTS, ETC. (AS REQUIRED)                                  TBD      0
    OXYGEN SERVICE CART                                                                         1       1
    OXYGEN SOURCE, COMPRESSED IN CYLINDERS  (AS REQUIRED)                                      TBD      0
    AIRCRAFT TAIL STAND                                                                         1       1
    ENTRANCE STAND                                                    1        1        1       1       4
    WORK STAND, WHEEL WELL                                                                      2       2
    MARK LIFT WORK STAND SELF PROPELLED (AT LEAST TWO)                1        1        1               3
    80' MARK LIFT, BOOM TYPE                                                                    1       1
    LADDERS, 4 FOOT AIRCRAFT MAINTENANCE APPROVED TYPE                1        1        1               3
    LADDERS, 6, FOOT AIRCRAFT MAINTENANCE APPROVED TYPE               1        1        1               3
    LADDERS,  8 FOOT AIRCRAFT MAINTENANCE APPROVED TYPE               1        1        1               3
    LADDERS, 12 FOOT AIRCRAFT MAINTENANCE APPROVED TYPE               1        1        1               3
    DIESEL POWERED WORK LIGHT (2 EACH)                                2        2        2       2       8
    125 KVA 400 DEGREE DIESEL POWERED AIRCRAFT GROUND POWER UNIT                                1       1
    300 FEET 3/4 INCH AIR HOSE (IN VARIOUS LENGTHS)                   1        1        1               3
    1,000 FEET 1/2 INCH AIR HOSE  (IN VARIOUS LENGTHS)
    AND 2 DISTRIBUTION MANIFOLDS                                      1        1        1       1       4
    500 FEET ELECTRIC CORDS (IN VARIOUS LENGTHS)                      2        2        2       1       7
    PORTABLE WORK LIGHTS (ASSORTED STYLES)                            2        2        2       2       8
    WHEEL, TIRE, AND BRAKE REMOVAL/INSTALLATION
    EQUIPMENT (INCLUDING TOOLS)                                                                 1       1
    POTABLE WATER SERVICING CART                                                                1       1
    LAVATORY SERVICE CART, (NEED DUMP STATION AT FACILITY)                                      1       1
    ENGINE OIL DISPENSING CART                                                                  1       1
    HYDRAULIC FLUID DISPENSING CART                                                             1       1
    OIL DRY DISPENSING CART                                                                     1       1
    BARRELS FOR DISPOSAL OF USED OIL DRY AND HAZARDOUS WASTE
    (AS REQUIRED)                                                                              TBD      0
    55 TON DIESEL AIR CONDITIONER (WITH HOSE AND A/C CONNECTION)      1        1        1               3
    HIGH RATE AIRCRAFT A/C FUELING (>8,000 GALLON CAPACITY
    PER TRUCK)                                                                                  2       2
    SHIPSET OF LD3 CARGO CONTAINERS                                   1        1        1               3
    150,000 LBS.  OF BALLAST                                          1        1        1               3
    VHF RADIO GROUNDSTATION                                                                     1       1
                                                         TOTALS      19       19       19      37      94

NOTE: THIS LIST ASSUMES NO REQUIREMENT FOR HEAVY MAINTENANCE (ENGINE CHANGES, TANK ENTRY, ETC.}



                                      21-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     8) MDC shall develop an FAA approved maintenance program, subject to Federal Express concurrence, for the Flight Test Aircraft. MDC shall maintain all Engineering Modification Drawings and Engineering Orders related to the ACF Modification and the Flight Test instrumentation installation.

     9) MDC shall develop manual revisions reflecting the modified Flight Test Aircraft configuration necessary to maintain the Flight Test Aircraft during the Flight Test period. The required manuals shall include, but are not to limited to, the following:

          a)   Flight Crew Operating Manual

          b)   Airplane Flight Manual

          c)   FMS Pilot's Guide

          d)   MD-10 Flight Guidance Operations Guide

          e)   Maintenance Manual

          f)   Illustrated Parts Catalog

          g)   Wiring Diagram Manual

          h)   Structural Repair Manual

          i) Aircraft Troubleshooting Manuals, including the Fault Message Data Base and the Fault Reporting Data Base

          j)   Aircraft modification records related to the Services

     10) MDC will provide all necessary engineering support, including data system and data analysis equipment and engineering work effort required to complete the Flight Test program and meet FAA certification requirements.

     11) Federal Express and MDC agree to divide the Flight Test responsibilities and accept assignment for said responsibilities as shown below. Detailed descriptions of the items and responsibilities shall be jointly developed by MDC and Federal Express prior to the Flight Test program:


                                      21-6

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

--------------------------------------------------------------------------------
  ITEM                                         DESCRIPTION           MDC    FDX
  ----                                         -----------           ---    ---

  A/C Hvy MX Check                             Pre Mod MX Check              X
  ACF Mod Engineering                          EO to install ACF     X
  P-F MOD Engineering                          P-F Engineering       X
  P-F Component/Installs                       Part of P-F package   X
  F/T Sys Install                              Data System/Equip     X
  F/T Engrng                                   EO installs           X
  F/T Wts Engr - Wt/CG periodic                pre/post weights      X
  F/T Data Sys                                 Equipment             X
  Offsite Data Tools & Support Equipment       Support Equip         X
  F/T Mx/Mods                                  MX upkeep             X
  ACF LRU/Racks                                ACF components        X
  ACF S/W & H/W Updates                        ACF LRU MX            X
  F/T Pilots                                   Flight crew           X       X*
  F/T FTEs                                     Flight crew           X
  ACF Systems Engineers - F/T/D&T              ET&E & Design         X      X**
  A/C MX Touch Labor - On/Offsite              A/C Maintenance       X***    X
  Consumable/Rotable A/C Parts                 Non-ACF parts                 X
  ACF System Parts                             ACF Parts             X
  Oil/Gas/Lubes                                MX fluids                     X
  Hull Insurance (As required by Article 22)                                 X
  Wheels/Tires/Brakes                                                        X
  Ramp/Landing Fees                                                          X
  Refurbishment for Delivery                   Re-delivery mods      X
  Refurbishment parts                          ACF production        X
  Pre-delivery Production Flights              Re-delivery flights   X
  QA and Conformity Inspections                Inspectors/paper      X
--------------------------------------------------------------------------------


                                      21-7

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

       NOTE:

       *  See paragraph B.5) of this Article 21.
      ** Participation only during critical phases of the Development & Certification, and does not indicate a full time support obligation

     ***  MDC to provide maintenance supervision only

     12) At the completion of the Flight Test program, MDC shall complete Refurbish for Delivery (RFD) services necessary to remove all flight test instrumentation and wiring, to complete any open production installations and to restore each Aircraft to a condition and configuration as required for Redelivery to Federal Express under this Agreement, reasonable wear and tear excepted considering normal air carrier operations.

     13) The certification Flight Test shall be conducted in a manner that does not result in Master Minimum Equipment List (MMEL) limitations that are more restrictive than that permitted by FAA requirements.

     14) It is agreed that the Flight Test Program constitutes a part of the Services and, therefore, during the Flight Test Program, all provisions of this Agreement shall be applicable in all respects including, but not limited to, the provisions of Article 22 and
          Article 9.

     15) The Flight Test program plan does not require the Aircraft to be operated outside the certified envelope for the airframe or the engines.


                                      21-8

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

22)  INSURANCE
     A.   Federal Express' General Coverage

          1) Prior to the commencement of the Services, Federal Express shall provide to MDC evidence of satisfactory insurance coverage for the Aircraft. Said insurance coverage:

               a) shall be maintained at Federal Express' expense at all times during the term of this Agreement and for a period of two
                    (2) years thereafter;

               b) shall name MDC and MDC's employees, officers, directors, representatives and agents as additional insureds under Federal Express' third party liability insurance;

               c)   contain a severability of interest clause; and

               d) provide that the insurance is primary and without contribution from other insurance which may be available to the additional insureds;

               e)   Include the following insurance in the amounts noted:

                    (i) Federal Express shall maintain hull insurance coverage (in the amount of such Aircraft's value at the time of modification, including all components and parts removed from the Aircraft and parts shipped from the Conversion Facility or MDC's Facility to other locations on the instructions of Federal Express or pursuant to the provisions of this Agreement).

                    (ii) Third party liability coverage (in the amount of Federal Express' current coverage, but not less than $300,000,000).


                                      22-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     B.   MDC's Coverage

          1) Prior to the commencement of the Services, MDC shall provide Federal Express evidence of satisfactory insurance coverage. Said insurance coverage shall:

               a) be maintained at MDC's expense at all times during the term of this Agreement and for a period of two (2) years thereafter;

               b) name Federal Express and Federal Express' employees, officers, directors, representatives and agents as additional insureds under MDC's third party liability insurance;

               c)   contain a severability of interest clause;

               d) provide that the insurance is primary and without contribution from other insurance which may be available to the additional insureds; and,

               e)   include the following insurance in the amounts noted:


                    (i) Comprehensive Aviation General Liability Insurance with a combined single limit of liability of not less than Three Hundred Million U.S. Dollars ($300,000,000.00) for Bodily Injury, Property Damage, Products Liability, Completed Operations Coverage and Premises Operation Liability;

                    (ii) Hangar Keeper's Liability Insurance providing property damage coverage with limits of liability of Three Hundred Million U.S. Dollars ($300,000,000.00) per occurrence (evidence of compliance with this requirement by a Subcontractor shall satisfy this requirement as to any Aircraft which will only be in the possession of such Subcontractor in connection with the performance of the Services);


                                      22-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                    (iii) Worker's Compensation as required by applicable law and Employer's Liability Insurance of not less than One Million U.S. Dollars ($1,000,000.00) per occurrence unless a greater amount is required by law.

     C.   All insurance coverage set forth in Paragraphs A, and B above shall:

          1) except for workers compensation insurance, contain a waiver of subrogation by such parties insurers of any rights it may have against the other party and the other parties employees, officers, directors, representatives, agents and subcontractors, but only to the extent the parties have waived their rights of recourse against the other party under this Agreement; and


          2) contain a clause which states that any cancellation, restriction or reduction in coverage shall only be effective upon thirty (30) days written notice to the other party of such cancellation, restriction or reduction in coverage.

     D.   Notwithstanding the foregoing,
          [*








                                                                            ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      22-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     [*












                                                             ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      22-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     [*











                                                                           ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      22-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

23)  INSPECTION, DEMONSTRATION, ACCEPTANCE AND DELIVERY

     A.   INSPECTION AND DEMONSTRATION

          1) The performance of the Services by MDC and all materials and Parts procured by MDC for this purpose as well as log books, records and all other documentation may be inspected by Federal Express' Representatives during normal business hours at the Conversion Facility. All inspections by Federal Express' representative shall be made in such a way that the performance of the Services is not hindered or delayed.

          2) MDC shall conduct flight tests on one or more of the early Flight Test Aircraft receiving the ACF Modification in order to demonstrate compliance of such Aircraft with the Specifications and this Agreement. The Aircraft upon which such flight tests are not performed shall be deemed to comply with these performance estimates if reasonable engineering interpretations and calculations based on the results of the tests establish that the Aircraft would comply with the Specifications and this Agreement if such flight tests were actually conducted on each Aircraft. The results of such engineering interpretations and calculations shall be made available for review to Federal Express on request, and at no additional charge to Federal Express.

          3) MDC will perform all functional tests and inspections required in order to comply with this Agreement, the Specifications and the FARs. Such tests will be performed, as appropriate, inside or outside the hangar, and MDC shall provide the schedule of the performance of any tests or inspections to Federal Express' Representative. The results of these tests will be provided in writing upon request to Federal Express, and at no additional charge to Federal Express. Federal Express shall have the right, but not the obligation, to observe on a non-interference basis the performance of such inspections and tests. Federal Express' inspection of an Aircraft prior to Redelivery shall not


                                      23-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               constitute an acceptance of Services not performed in accordance with this Agreement nor shall it release MDC from its obligation to render the Services or Additional Services free from defects. It is further agreed that observance of or participation in such inspections and tests by Federal Express shall not be deemed to constitute an acceptance by Federal Express hereunder.

          4) If flight tests are necessary because of Federal Express requested special features incorporated in the Aircraft, MDC agrees to notify Federal Express of such requirement and may use one or more of the Aircraft for such flight tests and Federal Express will accept delivery of such Aircraft without any reduction in the Price on account of normal wear and tear resulting from such flight tests.

          5) Federal Express' representatives, at any time prior to tender for technical acceptance of the Aircraft involved (as described in this Article), may request correction of Parts or Services which they believe (i) are not in accordance with the Specifications or MDC's standard engineering and quality manuals or (ii) have material or workmanship which, if the Aircraft were Redelivered and were within the applicable warranty period, would entitle Federal Express to warranty correction under Article 8. Federal Express shall promptly notify MDC after it discovers any such nonconformance. MDC shall correct or replace all such Parts, Services or workmanship which are brought to its attention and mutually determined to be nonconforming.

          6) In addition to the tests referred to in Paragraph 23.A.2, MDC shall perform all such procedures (including, without limitation, correction of discrepancies resulting from the Services or Additional Services) upon completion of the Services or Additional Services with respect to an Aircraft as required by the applicable manufacturer's manuals, as well as applicable FARs (tests required to be performed by MDC are referred to as the "MDC Tests"). If mutually agreeable, flight tests required by this


                                      23-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               Article 23 may be performed on the same flight as Federal Express' Acceptance Tests, unless required otherwise by the FAA or Federal Express.

     B.   Technical Acceptance

          1) The Aircraft shall be tendered to Federal Express for Technical Acceptance ("Technical Acceptance") after all Services and all required tests have been completed and tested in accordance with the Specifications and the Schedule.

          2) For Aircraft that have had any Services performed other than the ACF Modification, upon MDC's completion of the MDC Tests described in Paragraph 23.A. above, Federal Express may, at its expense for fuel, oil, landing fees and the use of Federal Express flight crews, perform acceptance tests (the "Acceptance Tests") of the Aircraft in accordance with the DAC DC-10 Production Flight Procedures Manuals (PFPM). MDC shall assist Federal Express in preparation for the Acceptance Tests, and MDC may, at its sole risk, have two (2) employees participate as observers during the Acceptance Tests. Any additional seats and emergency equipment required for any additional employees of MDC to participate in the Acceptance Tests shall be provided by MDC, at MDC's expense.

          3) For Aircraft upon which the ACF Modification has been performed, an acceptance procedure, including ground functional and flight test(s), shall be performed on each Aircraft jointly by Federal Express and MDC and shall be conducted in accordance with MDC's standard PFPM and such other procedures as mutually agreed. Up to five (5) representatives of Federal Express may participate in this Technical Acceptance. MDC shall not be required to provide special instrumentation for this Technical Acceptance procedure. MDC shall have complete control of all test flights and shall bear all costs and expenses, except for Federal Express flight crews, incident to Technical Acceptance of an Aircraft.


                                      23-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          4) Federal Express agrees to complete all inspections and testing authorized or permitted under this Article during the Technical Acceptance Period. Federal Express shall technically accept the Aircraft if it meets the requirements of the Specifications and this Agreement. Notwithstanding the provisions of this Paragraph, if at the time an Aircraft is tendered by MDC to Federal Express for Technical Acceptance such Aircraft does not fully comply with the Specifications or any other requirement of this Agreement, Federal Express may, at its option, (i) accept such Aircraft after receiving MDC's written agreement (prior to acceptance of such Aircraft by Federal Express) as to the manner and time such Aircraft will be corrected by MDC (or agreement on such other disposition of deficiencies as Federal Express and MDC agree), or (ii) refuse to accept the Aircraft until such time as the Aircraft has been corrected by MDC. If Federal Express fails to conduct and to complete its Technical Acceptance within the Technical Acceptance Period which shall not exceed ten days in accordance with Exhibit O, the Aircraft shall be deemed to have been technically accepted by Federal Express on the scheduled Redelivery Date after tender as if Federal Express had expressly indicated its Technical Acceptance as noted above. If during the Technical Acceptance Period Federal Express determines and notifies MDC that there is a noncompliance with the Specifications or this Agreement, the Technical Acceptance Period shall be suspended until (i) MDC corrects the noncompliance or
               (ii) the condition is resolved to the satisfaction of Federal Express and MDC. Unless otherwise agreed, within two Business Days after Technical Acceptance pursuant to Paragraph B.2. or
               B.3. above, Federal Express shall accept Redelivery of the Aircraft by endorsement of a Certificate of Technical Acceptance for such Aircraft. Federal Express will designate, in writing, its representative for the purpose of executing the Certificate of Technical Acceptance.



                                      23-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     C.   MDC Correction of Discrepancies.

          1) Upon completion of the MDC Tests and the Acceptance Tests, MDC shall, at no cost to Federal Express, promptly correct any defects or discrepancies in the Services or Additional Services performed by MDC identified by MDC or Federal Express during the MDC Tests or Acceptance Tests. Additional MDC Tests and Acceptance Tests shall be performed at MDC's expense (except for the cost of Federal Express' flight crew) solely to inspect its correction of the defects or discrepancies related to such Services or Additional Services previously identified. In the event any additional defects or discrepancies in the Services or Additional Services performed by MDC are noted during any required additional MDC Tests or Acceptance Tests (or if the original defects or discrepancies are not satisfactorily corrected), MDC shall correct such defects or discrepancies at its expense, and, as necessary, further MDC Tests and Acceptance Tests shall be performed at the expense of MDC until all defects or discrepancies related to such Services or Additional Services have been corrected to meet the requirements of this Agreement and the Specifications.

          2) If other systems or components of the Aircraft are adversely affected by MDC's performance of the Services or Additional Services and discrepancies pertaining to such systems or components are identified by the Acceptance Tests, MDC shall restore such affected systems or components to a serviceable condition in accordance with the applicable Maintenance Manual. For discrepancies discovered during Redelivery flight testing, Federal Express is responsible for providing replacement items or equipment which are unchanged by the Services for specific items on systems unchanged by the Services (e.g. items simply removed and reinstalled as part of the Services), and, except for engines, MDC shall be responsible for the labor only to correct these discrepancies. Labor for engines shall be the responsibility of Federal Express


                                      23-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               unless the cause can be attributed to the Services performed by MDC. MDC shall be responsible for labor and material associated with the correction of all other discrepancies discovered at Redelivery flight testing.







                                      23-6

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

24)  INTENTIONALLY DELETED









                                      24-1

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                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

25)  DEFAULT AND REMEDIES

     A.   Events of Default

          1) The occurrence of one or more of the following events of default (the "Events of Default") shall entitle the non-defaulting party to exercise those rights and remedies described in this Article:

               a) If either party shall be in default in a material respect in the performance of any of its material obligations referred to in this Agreement, (including, but not limited to any delay in the Delivery or Redelivery of any Aircraft which is not due to an Excusable Delay) which default shall continue uncured for a period of forty-five (45) days following written notice from the other party, unless a default is not capable of being cured within such forty-five (45) day period, in which case such default shall not constitute an Event of Default if the defaulting party provides to the other adequate assurance of its ability to cure such default and diligently undertakes its best efforts to cure such default and actually cures such default within ninety (90 days following the aforementioned initial written notice of default; or

               b) If either party shall file a voluntary petition in bankruptcy, or shall be adjudicated bankrupt or insolvent or shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statutes, law or regulation of the United States, or shall seek consent to or acquiesce in the appointment of any trustee, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or,

               c) If a petition shall be filed against either party seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or


                                      25-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                    regulation of the United States and shall remain undismissed or unstayed for an aggregate of ninety (90) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive); or

               d) If either party fails to make payments in the amounts and under the terms defined in this Agreement.

          2) Any notice of default shall specifically state that it is a notice of default and shall describe the default asserted and set forth the provision(s) of the Agreement asserted to be in default.

          3) Notwithstanding the foregoing, no default shall be deemed to have occurred under Paragraph 1. above if the party from which payment or performance is required: (i) reasonably disputes that a payment or performance is required or the amount of the payment required, (ii) pays or performs that portion not in dispute,
               (iii) within the cure period provided, responds to the other party in writing, detailing the reasons for the its position, and
               (iv) diligently pursues a resolution of the dispute thereafter.

     B.   General Remedies
          1) Upon the occurrence of an Event of Default by MDC, Federal Express shall be entitled to:

               a)   terminate this Agreement in its entirety;

               b) cancel all or a portion of its commitments for Services or Additional Services;

               c)   reschedule MDC's performance of any or all of the Services;

               d) recover all amounts required to have the Services completed by another person (including Federal Express itself), less
                    (1) the cost of all materials purchased by MDC hereunder and either delivered to Federal Express


                                      25-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                    or used in the performance of the Services by such other person and (2) the labor costs of MDC incurred in connection with the performance of the Services prior to the occurrence of the Event of Default but not previously paid for by Federal Express and provided that Federal Express shall use commercially reasonable efforts to mitigate the damages for which MDC is liable under this Paragraph 25.B.1)d); and/or

               e) pursue all other remedies available at law or in equity in addition to those set forth in this Agreement, all of which remedies shall be cumulative and not exclusive.

          2) In addition to the foregoing, and notwithstanding any other provision of this Agreement, in the event Federal Express terminates this Agreement for default, MDC shall immediately make available to Federal Express any Aircraft or equipment of Federal Express in MDC's possession so that Federal Express may take possession of such Aircraft and equipment.

          3) Upon the occurrence of an Event of Default by Federal Express, MDC shall be entitled to:

               a)   terminate this Agreement in its entirety;

               b) cancel all or a portion of its commitments for Services or Additional Services;

               c)   reschedule any or all of the Services or Additional
                    Services;

               d) retain any and all sums theretofore paid by Federal Express; and/or

               e) pursue all other remedies available at law or in equity in addition to those set forth in this Agreement, all of which remedies shall be cumulative and not exclusive;
          4)   [*
                                                                             ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      25-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M
          [*














                                                                   ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      25-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     [*






                        ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      25-5

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

26)  PRODUCT SUPPORT

     A.   Factory Service

          1) MDC agrees to maintain capability consistent with or better than the capability on the date of this Agreement to respond to Federal Express' technical inquiries, to conduct investigations concerning repetitive maintenance problems and the issuance of findings and recommended action. This service shall be provided for as long as five (5) of the Aircraft remain in commercial air transport service. Any investigations which MDC reasonably, normally and customarily deems to be extensive and require more than routine effort by MDC's personnel shall be the subject of separate contractual negotiations.

          2) For as long as five (5) of the Aircraft remain in commercial and transport service, MDC agrees to maintain a level of product support, including current software knowledge and future software development capability equal to or better than the level of product support currently available for DC-10's from MDC as of the date of the Agreement.

     B.   Launch Teams

          1) A Launch Team of a total of four (4) technical experts will be assigned to the most advantageous locations within Federal Express' MD-10 system as mutually agreed by Federal Express and MDC. These experts shall be available as mutually agreed between Federal Express and MDC prior to the Redelivery of the first Aircraft to receive the ACF modification, Aircraft No. 15 and shall remain so assigned for not less than six (6) months.


                                      26-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

27)  OUTSIDE SERVICES

     A.   Use of Subcontractors

          1) MDC may have any of the Services or Additional Services performed by Subcontractors subject to the prior written approval of Federal Express; provided, however, that Federal Express' approval shall not be required for any MDC Parts. Additionally, MDC's use of Subcontractors shall be subject in all respects to any required FAA approval including, but not limited to, the approval of such Subcontractor by the FAA principal inspector assigned to Federal Express, if required.

     B.   Subcontractor Relationship

          1) Nothing in this Agreement or otherwise shall create any contractual relationship between Federal Express and any Subcontractor and no subcontract entered into relating to any part of MDC's obligations hereunder shall relieve MDC of its obligations to Federal Express hereunder, it being agreed that MDC shall be primarily liable to Federal Express for the performance of its obligations hereunder regardless of whether MDC elects to have any portion of such obligations performed by a Subcontractor.

     C.   Payment to Subcontractors

          1) MDC's obligation to pay its Subcontractors is an independent obligation from Federal Express' obligation to pay MDC, and Federal Express shall have no obligation to pay or to see to the payment of any moneys to any Subcontractor. Further, Federal Express' withholding of payments in accordance with this Agreement shall not be grounds for MDC to withhold payments properly due its Subcontractors.

     D.   Subcontract Service Requirements

          1) It is a condition of this Agreement that all Subcontract Services shall be performed in compliance with the requirements of this Agreement, the Specifications, any applicable ASR Forms, FARs and the FAA and any other regulatory agency or


                                      27-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               governmental body having jurisdiction over such Subcontract Services.

                                      27-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

28)  RECORDS

     A.   Previous Maintenance Records

          1) Prior to the Delivery of each of the Aircraft by Federal Express to MDC, whether such Aircraft has been on a United Airlines, American Airlines or a Federal Express storage maintenance schedule, Federal Express shall ensure that the relevant and available maintenance records for such Aircraft are made available to MDC.

     B.   Recordkeeping

          1) MDC shall maintain the following records on the Services and shall provide to Federal Express at the time of Redelivery of an Aircraft all original records or copies of records, as appropriate, on forms supplied by Federal Express acceptable to the FAA and in accordance with the GMM and FAR 43 and 145:

               a)   component teardown finding reports as required by the FAA;

               b)   serviceable tags for components;

               c)   discrepancy reports;

               d) documents describing tests and inspections, including test result data, performed by MDC, if any;

               e)   photographs of unusual conditions or catastrophic failures;

               f) work task cards related to the performed aircraft maintenance and/or modifications;

               g) reports such as aircraft weighing reports, engine trimming and run up reports, ground and flight test reports and other special reports;

               h)   Aircraft Delivery and Acceptance Receipts;

               i)   summary list of alterations;


                                      28-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               j) all engineering orders performed and all Engineering Order Work Instruction Cards;

               k)   loose equipment inventory list;

               l) Special or non-routine document and Aircraft Maintenance Log pages;

               m)   FAA Form 337;

               n) Engineering Authorizations and Fleet Campaign Directives (FCD's) accomplished by MDC; and

               o) Complete Master Job Control sheets which account for all of Federal Express' routine and non-routine paperwork including Work Task Cards, special or non-routine form document, special or non-routine index form FEC-M-1810, Aircraft Maintenance Log pages and components serviceable/repairable tags provided or generated during each Aircraft visit.

          2)   MDC shall maintain all records required by the FAA and the GMM.

          3) MDC shall deliver the original or copy, as applicable, installation sign-offs of all Services and all records which substantiate the Services to Federal Express not later than Redelivery of an Aircraft to Federal Express by MDC. All other records shall be delivered to Federal Express within forty-five
               (45) days of such Redelivery.

          4) If requested in writing to MDC all data including, but not limited to, Technical Data which is not otherwise specified in this Agreement, and which is required by the FAA to transition Aircraft into revenue service, will be provided by MDC to Federal Express as soon as practicable with a goal of five (5) days after receipt of the request.


                                      28-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

     C.   Aircraft Modification Records

          MDC shall use and comply with the Aircraft modification documents as required by the Specifications. All entries in the Aircraft modification and maintenance records shall be in accordance with the GMM.


                                      28-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

29)  ONSITE REPRESENTATION

     A.   On-Site Personnel

          1)   Federal Express shall have the right to place at the Conversion
               Facility up to [*               ] representatives (who may be
               employees or agents of Federal Express) for the purpose of monitoring the progress of the Services and Additional Services on the Aircraft ("Federal Express' Personnel"), including but not limited to representatives from the following areas in such numbers as are reasonably required by Federal Express:

                  a) Quality Control;

                  b) Engineering and Modification Planning;

                  c) Material;

                  d) Fleet Development.

          2) In addition to the Federal Express' Personnel, Federal Express shall have the right to place at the Conversion Facility representatives of suppliers and vendors reasonably required by Federal Express and approved by MDC.

     B.   MDC's Accommodations

          1) MDC shall furnish, at no cost to Federal Express or Federal Express Personnel, standard office accommodations at the Conversion Facility as required by Federal Express, and such accommodations shall include:
               [*


                                                  ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      29-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                  e) file cabinets not to exceed four (4) four drawer cabinets;
                     and

                  f) other office accommodations mutually acceptable to Federal
                     Express and MDC.

          2) Federal Express shall bear the expense of all long distance telephone calls, including telex and facsimile, placed by Federal Express' personnel or representatives.

          3) MDC shall have no responsibility to pay any salaries, lodging, travel and food expenses or any other personal or business expenses relating to such personnel except as expressly stated in this Article.

                                      29-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

30)  PATENT PROTECTION

     A.   Patent Protection

          1) MDC hereby declares that any MDC Parts furnished under this Agreement do not infringe or misappropriate any U.S. or foreign patent, trademark or copyright owned by any third party. If, however, any such MDC Part does infringe any patent, trademark or copyright owned by a third party, and as a result of such infringement or misappropriation Federal Express or any lessor or lessee of any Aircraft is restrained from use of such item, MDC will, at MDC's option and expense, either:

               a) procure for Federal Express the right to use the item free of any liability for such infringement or misappropriation; or

               b) modify or replace the item with a non-infringing substitute which otherwise complies with all requirements of this Agreement.

          2) MDC shall have no obligations or liability under Paragraph A.1) above or Paragraph A.4) below with respect to any claim that an MDC Part furnished under this Agreement infringes or misappropriates a U.S. or foreign patent, trademark or copyright owned by a third party, unless:

               a) Federal Express refrains from making any admission of liability, except as required by any applicable law or regulation, without the prior written approval of MDC;

               b) Federal Express uses all commercially reasonable efforts to notify MDC in writing of any claim within thirty (30) days after Federal Express has been restrained from the use of such item or ten (10) days after service of any suit or action, or within such shorter period as is reasonably required to enable MDC to defend the claim on time;


                                      30-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               c) MDC shall, at MDC's expense, have sole control of the defense against and settlement of any such claim to the extent that it relates to any item furnished by MDC under this Agreement provided that MDC shall have first acknowledged its obligations to defend and indemnify Federal Express hereunder; and

               d) Federal Express gives MDC all commercially reasonable assistance, at MDC's expense, in the defense of any such claim.

          3) MDC shall have no obligation or liability with respect to any claim under Paragraph 30.A.1 above that an MDC Part furnished under this Agreement infringes or misappropriates a U.S. or foreign patent, trademark or copyright owned by a third party, when such item is manufactured pursuant to detailed Specifications or engineering drawings or designs furnished to MDC by Federal Express.

          4) EXCEPT AS PROVIDED ABOVE, AND IN ADDITION TO THE LIABILITY OF MDC UNDER PARAGRAPH 30.A.1) ABOVE, MDC HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS FEDERAL EXPRESS AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS AGAINST ANY AND ALL LIABILITIES, CLAIMS, PROCEEDINGS, PENALTIES, FINES OR OTHER SANCTIONS, JUDGMENTS, CHARGES, TAXES, IMPOSITIONS, LIENS, COSTS AND EXPENSES WHICH MAY AT ANY TIME BE MADE OR CLAIMED BY ANY PERSON ARISING IN ANY MANNER OUT OF ANY CLAIM THAT ANY MDC PART FURNISHED UNDER THIS AGREEMENT INFRINGES OR MISAPPROPRIATES ANY U.S. OR FOREIGN PATENT, TRADEMARK OR COPYRIGHT OWNED BY ANY THIRD PARTY.


                                      30-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          5) EXCEPT AS PROVIDED BELOW, FEDERAL EXPRESS HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS MDC AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS AGAINST ANY AND ALL LIABILITIES, CLAIMS, PROCEEDINGS, PENALTIES, FINES OR OTHER SANCTIONS, JUDGMENTS, CHARGES, TAXES, IMPOSITIONS, LIENS, COSTS AND EXPENSES WHICH MAY AT ANY TIME BE MADE OR CLAIMED BY ANY PERSON ARISING IN ANY MANNER OUT OF ANY CLAIM THAT ANY FEDERAL EXPRESS SUPPLIED PART FURNISHED UNDER THIS AGREEMENT INFRINGES OR MISAPPROPRIATES ANY U.S. OR FOREIGN PATENT, TRADEMARK OR COPYRIGHT OWNED BY ANY THIRD PARTY.

          6) Federal Express shall have no obligations or liability under Paragraph A.5) above with respect to any claim that a Federal Express Supplied Part furnished under this Agreement infringes or misappropriates a U.S. or foreign patent, trademark or copyright owned by a third party, unless:

               a) MDC refrains from making any admission of liability, except as required by any applicable law or regulation, without the prior written approval of Federal Express;

               b) MDC uses all commercially reasonable efforts to notify Federal Express in writing of any claim within thirty (30) days after MDC has been restrained from the use of such item or ten (10) days after service of any suit or action, or within such shorter period as is reasonably required to enable Federal Express to defend the claim on time;

               c) Federal Express shall, at Federal Express' expense, have sole control of the defense against and settlement of any such claim to the extent that it relates to any item


                                      30-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

                    furnished by Federal Express under this Agreement provided that Federal Express shall have first acknowledged its obligations to defend and indemnify MDC hereunder; and

               d) MDC gives Federal Express all commercially reasonable assistance, at Federal Express' expense, in the defense of any such claim.


                                      30-4

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

31)  CERTIFICATION

     A. The Services, and each Aircraft upon which the Services have been performed, shall at the time of Redelivery meet the FAA requirements for airworthiness certification and be so certified under all the conditions set forth in the Specifications.

     B. Subject to the provisions of Article 19 entitled Federal Express Supplied Parts, if any change, modification or addition affecting a Service is required prior to Redelivery pursuant to any United States law or governmental regulation or interpretation thereof by a United States governmental agency in order to meet the FAA requirements for airworthiness certification of any Aircraft, such change, addition or modification shall be made in each undelivered Aircraft affected. MDC shall bear the cost of complying with FAA airworthiness certification requirements which are required to be incorporated in any Aircraft prior to its Redelivery. Any delay in delivery of an Aircraft by reason of such change, addition or modification shall be deemed an Excusable Delay and the Scheduled Redelivery Date of such Aircraft shall be adjusted to the extent of such delay. Any such change, addition or modification effective after Aircraft delivery shall be the sole responsibility of Federal Express.

                                      31-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

32)  MARKETING ASSISTANCE

     A. From and after the date upon which Federal Express accepts Redelivery of the first Aircraft upon which MDC or its Subcontractors have performed the ACF Modification pursuant to this Agreement, Federal Express agrees to provide commercially reasonable marketing assistance to MDC in the promotion of ACF Modification on DC-10 aircraft to other airline operators and owners who may be potential customers thereof. Such reasonable marketing assistance may include information as to the performance of the modified Aircraft, a visual inspection or photographs of the modified cockpit or such other information and assistance as shall be mutually agreed to by the parties hereto; provided, that Federal Express shall not be required to provide any assistance to MDC in connection with an ACF Modification for any competitor of Federal Express and provided that Federal Express shall not be required to provide any assistance to MDC which Federal Express deems, in its sole discretion, to subject Federal Express to any liability of any kind including, but not limited to, product liability or any regulatory liability of any type. In assisting in the promotion of the ACF Modification, Federal Express shall be acting solely on its own behalf and shall not be an agent or representative of MDC.

     B.   [*



                                                                 ]

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                      32-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

               [*



                                                        ]
     C.   [*

                         ]

     D. The parties may, by mutual written agreement, agree to amend or revise the provisions of this Article 32 upon any change in circumstances.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                      32-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

33)  INTERFACE

     A. If Federal Express experiences an Interface Problem prior to Redelivery, MDC shall correct such Interface Problem prior to Redelivery.

     B. If Federal Express experiences an Interface Problem after Redelivery which the parties mutually agree is attributable to the Services or Additional Services provided under this Agreement, MDC shall, at Federal Express' request to MDC's Warranty Administrator and without charge to Federal Express, conduct an investigation and analysis of such problem to determine, if possible, the cause of the problem and, in a timely manner (i) allocate resources; and (ii) recommend feasible corrective action. Federal Express shall furnish to MDC all Technical Data and information in Federal Express' possession applicable to the Interface Problem and shall cooperate with MDC in the conduct of its investigation and such tests as may be required. MDC, at the conclusion of its investigation, shall advise Federal Express in writing of MDC's opinion as to the cause of the Interface Problem and MDC's recommended corrective action. If MDC and Federal Express mutually determines that such Interface Problem is primarily attributable to the Services or Additional Services, MDC shall correct, at its expense such Interface Problem through issuance of engineering changes or service bulletins, as applicable. Materials required for accomplishment of such service bulletins shall be provided by MDC to Federal Express at no additional charge.

     C. For the purposes of this Article 33, all Federal Express Supplied Parts identified in Exhibit P will be handled in a manner consistent with the handling of all Parts provided by MDC. Any and all Interface Problems associated with any Federal Express Supplied Parts identified in Exhibit P will be handled as if the items were MDC provided Parts. Upon the occurrence of any Interface Problem related to Federal Express Supplied Parts, Federal Express shall use commercially reasonable efforts to secure information and data required for Interface Problem resolution from Federal Express Supplied Parts suppliers.


                                      33-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          Such efforts shall include negotiating such obligations from Federal Express Supplied Parts suppliers to Federal Express.


                                      33-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

34)  TITLE

     A. At all times during the accomplishment of the Services, title to each of the Aircraft, shall remain with its registered owner. If Federal Express is not the registered owner, it shall provide MDC, prior to the Delivery of such Aircraft, with any necessary consent of the registered owner, and mortgagee, if any.

     B. Federal Express or Federal Express' lessor shall at all times have full legal title and beneficial ownership in and to the Aircraft. MDC shall have no independent possessory right in the Aircraft except as created hereby. MDC shall; (a) be responsible for any mechanic's or similar liens created pursuant to the Services or Additional Services being performed hereunder and any liens associated with the flights contemplated herein other than in respect of any such liens arising from any act or failure to act by Federal Express; and (b) remove any liens arising during and related to MDC's possession of the Aircraft pursuant to the terms of this Agreement. At all times while any Aircraft is in the possession and control of MDC under this Agreement, MDC shall use reasonable efforts to identify such Aircraft, including but not limited to material components or parts that are not attached to or installed on such Aircraft, as owned by Federal Express. To the extent commercially reasonable, any material components or parts removed from an Aircraft will not be commingled with any components or parts not owned by Federal Express.

                                      34-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

35)  QUALITY AND STANDARDS

     A.   Quality Assurance

          1) MDC shall maintain and execute quality assurance procedures to assure that its workmanship and materials are consistent and in accordance with standard aircraft manufacturing and repair practices as set forth in all applicable FARs and the GMM. Additionally, any Subcontractor of MDC must be approved by Federal Express' Quality Audit Department prior to the commencement of Services and at all times during the period on which Services hereunder are being performed; provided, however, that nothing contained in this sentence shall apply to any manufacturer of Parts for MDC.

          2) Federal Express shall have the right to inspect and audit any work performed for the purpose of monitoring compliance with FAA regulations and quality assurance standards deemed applicable by Federal Express. MDC shall in no way be relieved of its responsibilities for ensuring aircraft airworthiness and compliance with appropriate quality assurance standards.

          3) All inspections and audits by Federal Express' Representative shall be performed in such a manner as to not delay or hinder the performance by MDC or its Subcontractors of its obligations under this Agreement.

                                      35-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

36)  PUBLIC DISCLOSURE

     A. Each party covenants and agrees that it shall not disclose the terms of this Agreement or any agreement amending this Agreement to third parties except as required by law or any third party in connection with any transaction for the financing of one or more of the Aircraft. In the event such disclosure is required by law or required for any third party in connection with any transaction for the financing of one or more of the Aircraft, each party further agrees to attach to each page of this Agreement and supplemental agreements, if any, the following legend:

          "This document contains trade secrets and commercial, financial and proprietary information which are privileged and confidential and which shall not be disclosed to any person, governmental agency, company, corporation or other party except as such disclosure is required by law."

     B. Each party agrees to notify the other party in writing of any such disclosure they intend to make at least five (5) Business Days in advance of the date the notifying party is required to make the disclosure. Further, both parties agree to follow any other or additional commercially reasonable procedure, if any, necessary to protect this Agreement or any agreement amending this Agreement from disclosure to third parties.

     C. MDC and Federal Express shall in each instance obtain the prior written approval of the other concerning the exact text and timing of any and all news releases, articles, brochures, advertisements, prepared speeches and other informational releases concerning this Agreement or the Services provided hereunder, except to the extent required by law.

                                      36-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

37)  MISCELLANEOUS

     A.   Independent Contractor

          MDC is an independent contractor and personnel used or supplied by MDC in performance of this Agreement shall be and remain employees or agents of MDC, and under no circumstances are such personnel to be considered employees or agents of Federal Express. MDC shall have the sole responsibility for supervision and control of its personnel. Each party assumes full responsibility for any and all liability on account of bodily injury to or death of any of its own employees occurring in the course of their employment. Each party, with respect to its own employees, accepts full and exclusive liability in the payment of Worker's Compensation or employer's liability insurance premiums and for the payment of all taxes, contributions, or other payments for unemployment compensation or old age benefits, pensions or annuities imposed by any government or agency having jurisdiction.

     B.   Article Headings and Captions


          All Article headings and captions used in this Agreement are for convenient reference and shall not affect the interpretation of this Agreement.

     C.   Compliance with Laws

          Both parties agree that in the performance of this Agreement they will comply with all applicable statutes, rules, regulations and orders of the United States, or of any state or political subdivision thereof, including, but not limited to, laws and regulations pertaining to safety and other conditions of employment.

          D.   Exhibits

          All Exhibits described in this Agreement shall be deemed to be incorporated herein and made a part of this Agreement, except that if

                                      37-1

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          there is any inconsistency between this Agreement and the provisions of any Exhibit, the provisions of this Agreement shall control.

     E.   Entire Agreement

          This Agreement supersedes all prior understandings, representations, negotiations and correspondence between the parties and constitutes the entire agreement between the parties with respect to the transaction contemplated herein and, except as otherwise provided, shall not in any manner be supplemented, amended or modified by any course of dealing, course of performance or usage of trade or by any other means except by a written instrument executed on behalf of the parties by their duly authorized officers or officials, as applicable.

     F.   Legality of Provisions


          If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     G.   No Waiver

          The failure of either party at any time to require performance by the other of any provision of this Agreement shall in no way affect that party's right thereafter to enforce such provisions, nor shall the waiver by either party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

     H.   Further Assurances

          Each party agrees that it will take such actions, provide such documents, do such things and provide such further assurances as may reasonably be requested by the other party during the term of this Agreement. Each party agrees to provide to the other, from time to time, such generally available financial information as the other party may reasonably request to determine their respective ability to perform


                                      37-2

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

          obligations under this Agreement including, but not limited to, an annual financial statement during each year of the term.

     I.   Survival

          In addition to any other provisions in this Agreement which by their terms shall survive this Agreement, the obligations and duties set forth in Articles 4, 6, 8, 9, 10, 14, 22, 30, 32, 33, 34 and 36 shall survive the expiration or earlier termination of this Agreement.

     J.   Amendment

          Except as otherwise provided, this Agreement shall not be amended or modified except by written agreement signed on behalf of Federal Express' and MDC's respective authorized officers.

     K.   Conflict

          In the event of any conflict or inconsistency between any provisions of this Agreement and the Specification, the provisions of this Agreement shall control.


                                      37-3

                                                                       9/11/96
                                                      AGREEMENT NO. DAC 96-29M

38)  AFFIRMATIVE ACTION

     A.   MDC's Responsibilities

          1) To the extent applicable, MDC agrees to comply with the affirmative action requirements applicable to contracts with U.S. government contractors as set forth in Title 41 of the Code of Federal Regulations. The provisions of said regulations are incorporated by reference into this Agreement.

          2) Prior to performance of the Services, MDC shall provide evidence satisfactory to Federal Express that MDC has in place an Anti-Drug and Alcohol Program for its employees of subcontractors who perform safety-sensitive or security related services in compliance with 14 C.F. R. 121.429, 121.455, 121.457, 121.458,
               121.459 and Appendix I and Appendix J to 14 C.F.R. Part 121 If at any time during the term of this Agreement Federal Express or the FAA discovers, and the FAA determines that MDC, its employees or Subcontractors are not in full compliance with 14 C.F.R. 121.429, 121.455, 121.457, 121.458, 121.459 and Appendix I and Appendix J
               to 14 C.F.R. Part 121, and as a result of such determination the FAA Administrator issues an order suspending or revoking MDC's or its Subcontractor's repair station certificate, then Federal Express shall have the right, in addition to any and all other remedies at law or in equity, to immediately terminate the Agreement and secure a replacement contractor, with no further obligations of liabilities to MDC. MDC acknowledges that Federal Express has entered into this Agreement in reliance on MDC's representation that it is in compliance with the requirements of the Federal Aviation Administration's drug and alcohol testing requirements for the aviation industry.

          3)   [
                                        ]
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      38-1

39)  CONDITION PRECEDENT

     In the event either the American Purchase Agreement or United Purchase Agreement has not been executed by September 23, 1996, then either party may terminate this Agreement in its entirety by giving the other party written notice by no later than September 27, 1996. If no such notice shall have been received by such date, then the parties shall each be deemed to have waived its rights under this Article 39.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the date first above, by their officers or agents there unto duly authorized.


                    FEDERAL EXPRESS CORPORATION


                    BY:  /s/ JAMES R. PARKER
                         -----------------------------------------




                    ITS: VICE PRESIDENT
                         --------------




                         ------------------------------------------



                    MCDONNELL DOUGLAS CORPORATION


                    BY:  /s/ M.J. CANE
                         ------------------------------------------


                    ITS:  VP-CFO
                         ------------------------------------------


                         ------------------------------------------

                                    EXHIBIT A


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                                TOP SPECIFICATION
                                    (95-052)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT B


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                     PASSENGER TO FREIGHTER (P-F) CONVERSION
                                    (95-051)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT C


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------







                                 STANDARDIZATION
                                    (95-053)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT D


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                     DC-10 ADVANCED COMMON FLIGHT DECK (ACF)
                                    (95-054)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT E


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                         RELIABILITY IMPROVEMENT PACKAGE
                                    (95-055)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT F


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                   REFURBISH & RESTORATION (SUPERMOD) PACKAGE
                                    (95-056)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT G


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                         MAIN DECK CARGO LOADING SYSTEM
                                    (96-024)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT H


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                         INITIAL HEAVY MAINTENANCE CHECK
                                    (96-044)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT I


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------






                         RIGID CARGO BARRIER AND FORWARD
                              COURIER AREA (96-051)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT J


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------







                         LOWER DECK CARGO LOADING SYSTEM
                                    (96-052)








Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT K


                                                  AGREEMENT NO. DAC 96-29-M
                                                  DATED:  SEPTEMBER 11, 1996
--------------------------------------------------------------------------------


                                      PRICE










Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT L


                                                  AGREEMENT NO. DAC 96-29-M
                                                  DATED:  SEPTEMBER 11, 1996
--------------------------------------------------------------------------------


                                PAYMENT SCHEDULE










Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT M


                                                  AGREEMENT NO. DAC 96-29-M
                                                  DATED:  SEPTEMBER 11, 1996
--------------------------------------------------------------------------------


                              DISPATCH RELIABILITY










Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT N


                                                  AGREEMENT NO. DAC 96-29-M
                                                  DATED:  SEPTEMBER 11, 1996
--------------------------------------------------------------------------------


                PRICE ADJUSTMENTS FOR FLUCTUATIONS IN THE ECONOMY










Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT O


                                                  AGREEMENT NO. DAC 96-29-M
                                                  DATED:  SEPTEMBER 11, 1996
--------------------------------------------------------------------------------


                           MD-10 P-F/ACF MODIFICATION
                            MASTER DELIVERY SCHEDULE












Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT P


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------


                     FEDERAL EXPRESS SUPPLIED PARTS LISTING










Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                    EXHIBIT Q



                                                      AGREEMENT NO.  DAC 96-29-M
                                                       DATED: SEPTEMBER 11, 1996



--------------------------------------------------------------------------------

                            AIRCRAFT DELIVERY RECEIPT


MDC does hereby accept Delivery of one (1) _______________ aircraft, Factory Serial no. __________, FAA Registration No. ___________, together with three (3) __________ engines, Manufacturer's Serial Nos. __________, _________, and
__________ together with all fixed equipment, parts, components and accessories installed thereon and all loose equipment specified in the inventory list from MDC, such Delivery having been made at _________________________, at _________
(a.m./p.m.) on the __________ day of ___________, 199_ in accordance with the Aircraft Modification Services Agreement Document No. DAC-96-29M between FEDERAL EXPRESS AND MDC.


MDC does hereby accept Delivery of the Aircraft for the performance of the Services required by this Agreement.



                                   MCDONNELL DOUGLAS CORPORATION

                                   BY:
                                       -------------------------------
                                   TITLE:
                                          ----------------------------



Fuel on Board:  __________ (U.S. gallons)

                                    EXHIBIT R


                                                      AGREEMENT NO.  DAC 96-29-M
                                                       DATED: SEPTEMBER 11, 1996
--------------------------------------------------------------------------------
                    CERTIFICATE OF ACCEPTANCE AND REDELIVERY


MDC certifies that the MD-10 Aircraft, Factory Serial No. ________, Registration No. __________, has been modified in accordance with the terms of the Modification Services Agreement Document No. DAC 96-29-M.

            - Engine 1
                                   -------------------------
            - Engine 2
                                   -------------------------
            - Engine 3,
                                   -------------------------
            - Fuel on Board                             lbs.
                                   --------------------

The inspections and tests set forth in the Agreement have been satisfactorily completed, and Federal Express Corporation as the Owner or Lessee, hereby approves this Aircraft as being in conformity with the provisions of the foresaid Agreement.

Federal Express' acceptance has taken place at ______________________ on
__________________.

Redelivery is hereby made by MDC of the above referenced Aircraft together with all fixed equipment, parts, components and accessories installed thereon and all loose equipment specified in the inventory list provided by MDC at Delivery. Said acceptance does not impair the rights that may be derived from the warranties or other provisions relating to the Aircraft as set forth in said Agreement.

Place:                   Date:                    Time:
      ---------------         ---------------          ---------------

FEDERAL EXPRESS CORPORATION             MCDONNELL DOUGLAS CORPORATION


BY:                                     BY:
     -------------------------                ------------------------

NAME:                                   NAME:
     -------------------------                ------------------------

TITLE                                   TITLE:
     -------------------------                ------------------------

                                    EXHIBIT S


                                                      AGREEMENT NO.  DAC 96-29-M
                                                       DATED: SEPTEMBER 11, 1996
--------------------------------------------------------------------------------
                           ADDITIONAL SERVICES REQUEST
                               AUTHORIZATION FORM             ASR NUMBER _______
--------------------------------------------------------------------------------
FedEx Generating Item:                       MDC W/O Number:

--------------------------------------------------------------------------------
Technical Documents and Specifications:

--------------------------------------------------------------------------------
General Description:






--------------------------------------------------------------------------------
Materials:



--------------------------------------------------------------------------------
Material Provisioning Responsibility:        Scheduling Impact:

     / / MDC        / / FedEx
--------------------------------------------------------------------------------
Estimated Material Cost:                     Estimated Manhours:

--------------------------------------------------------------------------------
Scheduled Redelivery Date:                   MDC Engineering:

--------------------------------------------------------------------------------
Revised Redelivery Date:                     Agreed to Fixed Price:

--------------------------------------------------------------------------------
Other:  (Specify)




Authorized By:                                         Date:
              ------------------------------------          --------------------
              Federal Express Corporation

Accepted By:                                           Date:
            --------------------------------------          --------------------
              McDonnel Douglas Corporation

                                   EXHIBIT T


                                                  AGREEMENT NO. DAC 96-29-M
--------------------------------------------------------------------------------


                         SUPPLIER CHANGE PROPOSAL (SCP)
                             DAC 26-710 (REV. 7-88)










Confidential commercial and financial information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

09-05-96                                                  Letter Agreement No. 1
                                                          DAC 96-29-M



Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee  38132


Simultaneously herewith, Federal Express Corporation (Federal Express) and McDonnell Douglas Corporation (MDC) have entered into Modification Services Agreement Document No. DAC 96-29-M (the Agreement) dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the Aircraft) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 1 shall constitute a part of said Agreement.

[*








                         ]



--------------------
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

09-05-96                                                  Letter Agreement No. 1
                                                          DAC 96-29-M
                                                          Page 2




[*



                         ]


If the foregoing sets forth our understanding, please execute this Letter Agreement in the space provided below:

                                   FEDERAL EXPRESS CORPORATION

                                   By
                                      ------------------------------------------

                                   Its
                                      ------------------------------------------

                                   MCDONNELL DOUGLAS CORPORATION

                                   By
                                      ------------------------------------------

                                   Its
                                      ------------------------------------------

                                   Date
                                        ----------------------------------------




--------------------
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

09-12-96
                                                          Letter Agreement No. 2
                                                                     DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, TN 38132


Simultaneously herewith, Federal Express Corporation (Federal Express) and McDonnell Douglas Corporation (MDC) have entered into Modification Services Agreement Document No. DAC 96-29-M (the Agreement), which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the Aircraft) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 2 shall constitute a part of said Agreement.


1. TRAINING SERVICES. In addition to the Services set forth in the Agreement, the parties agree to the following:

     a.   Maintenance Training

          MDC will provide the following:

          i) In accordance with Paragraph 2. of this Letter Agreement, MDC and Federal Express will work together to identify and collect preliminary Technical Data as follows in advance of the scheduled documentation submittal to Federal Express in accordance with
               Article 14. of the Agreement. Such preliminary Technical Data shall be made available to Federal Express for the purpose of developing its MD-10 maintenance training program. Additionally, updated Technical Data related to the documents below shall continuously be made available to Federal Express as it becomes available or as changes occur. Analysis tools to be utilized by Federal Express and MDC will be mutually agreed upon.

            a)   Maintenance Manual
            b)   Troubleshooting Guide
            c)   Lamm Schematics Manual
            d)   Wiring Diagrams
            e)   Powerplant Build-up
            f)   Cargo Loading Manual (Upper)
            g)   Cargo Loading Manual (Lower)
            h)   Master Minimum Equipment List
            i)   MD-10 Troubleshooting Guide (Including DC-10 common data)

            j)   MD-10 Schematics Manual (Including DC-10 common data)
            k)   MD-10 Fault Reporting Database
            l)   Aircraft maintenance performance objectives (MPO); and
            m) Honeywell Data - MDC will use commercially reasonable efforts to have the following data released to Federal Express in preliminary format to support the creation of Federal Express's Maintenance Training Program:

               (1)   Fault Isolation Manuals;
               (2)   Bite Users Guide;
               (3)   Vendor Manuals;
               (4)   Analog to Digital Interface;
               (5)   Student Study Guides;
               (6)   Software Requirements Document; and
               (7)   Other data which is created specifically for the MD-10.

        ii)    On the Job Training (OJT) instruction at Federal Express
               designated locations for up to [*             ].

        iii)   Up to [*            ] of course developer support which can be
               expanded by mutual agreement between Federal Express and MDC in increments of man-months to assist Federal Express with the data gathering and development of its maintenance training program. The content and schedule for such support will be mutually agreed upon between MDC and Federal Express in writing at the "Maintenance Training Conference" to be held in Long Beach, California, within three weeks of execution of this Agreement.

        4) Office space and equipment for up to four Federal Express employees or its agents at MDC's Cypress training facility.

        5) Any software tools purchased in the development of maintenance courseware for the MD-10 will be mutually agreed to between MDC and Federal Express and will be consistent with Federal Express courseware development standards. [*



                                                  ]  Any standards applied in
        the development of maintenance courseware for the MD-10 will be approved by Federal Express

      ---------------------------
      *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

      b.  Flight Operations Training

          i) In accordance with Paragraph 2. of this Letter Agreement, MDC will provide preliminary aircraft data as follows in advance of the scheduled document submittal to Federal Express in accordance with Article 14. of the Agreement which data shall constitute Technical Data. Such preliminary Technical Data shall be made available to Federal Express for the purpose of developing its MD-10 differences training programs. Additionally, updated Technical Data related to the documents below shall continuously be made available to Federal Express as it becomes available or as changes occur. This same Technical Data may be used by Federal Express in the development of its recurrent training program.

            a)    Flight Crew Operating Manual
            b)    Minimum Equipment List
            c)    Weight and Balance Manual
            d) Documentation which is to be produced to define the Crew Performance Objectives (CPO) differences between the MD-11 and the MD-10

          ii) MDC will create and provide the following Technical Data to Federal Express in support of the development of its flight training program. Federal Express may participate in the initial Crew Performance Objective (CPO) development.

            a)    Component, Controls and Indicator (CCI) Development

                  CCI worksheets to describe each switch, knob, lever, dial, gauge, display and any other controls the flight crew may utilize during flight. The worksheets will describe the following information on the component, control or indicator:

               -    name
               -    location
               -    mode of operation - automatic or manual
               -    purpose
               -    function of each position
               - indications associated with each position (i.e. master warning/caution, aural or visual warnings

            b)    Crew Performance Objectives (CPO)

                  A CPO will be written for each task or procedure the crew is required to perform from arrival at the aircraft until the "Before Leaving Aircraft" checklist has been completed. The CPO will provide a step-by-step listing of each task that is required to complete a procedure, the standard to which it must be performed and the media where the task is trained. The CPOs will reflect the differences between the MD-11 and the MD-10.

          iii) Computer Based Training (CBT)

            MDC and Federal Express will work together in the development of the flight operations courseware and the flight training device (FTD) syllabus which will be jointly developed to a standard acceptable to both parties.

            a) The story boards will be produced by MDC to address the differences for each major system and will comply with mutually agreeable instruction design standards.

            b) The final CBT media will be mutually agreed to by Federal Express and MDC and produced by Federal Express.

      b.  License of Technical Data

          All Technical Data provided to Federal Express by MDC hereunder shall be considered Technical Data under the Agreement and shall be deemed to be licensed to Federal Express by MDC pursuant to the terms of the Agreement and this Letter Agreement.

2.    SCHEDULE

      a.  Maintenance Training

          i) Schedule for the OJT and course developer support set forth in Paragraphs 1.a) 2. and 1.a) 3. above to be established as mutually agreed between MDC and Federal Express.

          ii) All Technical Data required to support the development of the MD-10 maintenance training will be made available in preliminary form and updates as available as required by the joint MDC/Federal Express maintenance training development effort.

      b.  Flight Training

          i) All preliminary Technical Data required to support the development of MD-10 differences training will be made available in preliminary form and updates as available as required by the joint MDC/Federal Express differences training development effort.

          ii) The courseware set forth in Paragraph 1.b.2) shall be submitted to Federal Express in preliminary form on July 30, 1997, updates as available and the final submittal to be complete six (6) months after flight test completion.

3.    NOTICE

      Federal Express shall notify MDC, in writing, within ninety (90) days, or as otherwise mutually agreed, of the need for OJT support. The location and length of time such support will be required will be provided to MDC within thirty (30) days, or as otherwise mutually agreed, of the need for the OJT support.

4.    PRICE

      a.  Maintenance Training

          i) The price per straight-time man-hour for the OJT set forth in Paragraph 1.a) 2. above which is provided in 1997 shall be
               [*       ]; and provided in  1998 shall be [*       ].  For any
               OJT provided in 1999 and beyond, the price shall be MDC's then current rate per man-hour.

               If all three man-years OJT is provided in 1997 without overtime,
               the total price shall be [*         ].  The material and other
               direct operating costs one time charge shall be [*         ].

               Additionally, Federal Express agrees to provide or reimburse, at its discretion, MDC for all transportation and lodging for MDC personnel and MDC's then current rate of per diem for each day MDC's personnel are away from MDC's facility at the request of Federal Express. Notwithstanding Federal Express' discretion, all transportation provided by Federal Express shall not be in conflict with MDC's corporate travel policy.

          ii) The price per man-hour for the course developer support set forth in Paragraph 1.a) 3. above which is provided in 1997 shall
               be [*      ]; and provided in 1998 shall be [*       ].  For any
               support provided in 1999 and beyond the price shall be MDC's then current rate per man-hour.

               If all six man-years of course developer support is provided in
               1997 without overtime, the total price shall be [*             ].
               The material and other direct operating costs one time charge
               shall be [*                ].

      b.  Flight Training

          i)   The price for the flight training services provided in Paragraph
               1.b. above shall be [*                ].

5.    PAYMENT

      a. MDC shall bill Federal Express on a monthly basis for all man-hours expended for both the OJT and the course developer support provided pursuant to this Letter Agreement.

      b.  MDC shall bill Federal Express [*                 ] following
          submittal of preliminary courseware and [*              ] upon
          submittal of the final courseware for the flight training services provided in Paragraph 1.b. above.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange Change Coommission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

      a.

      b.  Payment is due in full within 30 days of the date of each invoice.

2.    INDEMNIFICATION

      FEDERAL EXPRESS HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS MDC, ITS EMPLOYEES, DIRECTORS, OFFICERS, AGENTS, AND SUBCONTRACTORS FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO OR DEATH OF ANY AND ALL PERSONS AND FOR LOSS OF OR DAMAGE TO ANY PROPERTY, INCLUDING LOSS OF USE THEREOF, ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH THE SERVICES OR TECHNICAL DATA DESCRIBED HEREIN, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OR TORT OF MDC OR ITS EMPLOYEES, DIRECTORS, OFFICERS, AGENTS OR SUBCONTRACTORS.

If the foregoing sets forth our understanding, please execute this Letter Agreement in the space provided below:

                                   FEDERAL EXPRESS CORPORATION

                                   Signature
                                             -----------------------------------
                                   Printed Name
                                                --------------------------------
                                   Title
                                         ---------------------------------------

                                   MCDONNELL DOUGLAS CORPORATION

                                   Signature
                                             -----------------------------------
                                   Printed Name
                                                --------------------------------
                                   Title
                                         ---------------------------------------
                                   Date
                                        ----------------------------------------